DECEMBER 31, 2007

RYDEX VARIABLE TRUST ANNUAL REPORT

SECTOR FUNDS

BANKING FUND

INTERNET FUND

BASIC MATERIALS FUND

LEISURE FUND

BIOTECHNOLOGY FUND

PRECIOUS METALS FUND

CONSUMER PRODUCTS FUND

RETAILING FUND

ELECTRONICS FUND

TECHNOLOGY FUND

ENERGY FUND

TELECOMMUNICATIONS FUND

ENERGY SERVICES FUND

TRANSPORTATION FUND

FINANCIAL SERVICES FUND

UTILITIES FUND

HEALTH CARE FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

PERFORMANCE REPORTS AND FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

22

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

44

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

48

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

52

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

58

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

. . . . . . . . . . . . . . . . . . . . . . . . . . . .

71

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

72

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

77

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER,

By the last three months of 2007 the stock market gains of summer and fall seemed like a distant memory.

The intertwined crises in the nation’s housing and credit markets had, by the fourth quarter, led to huge drops in stock prices and unprecedented volatility. Despite the end of year turmoil, stocks actually turned in a respectable performance in 2007 with the bellwether Dow Jones Industrial AverageSM and S&P 500®

indexes up 8.88% and 5.49%, respectively, on a total return basis. The tech-heavy Nasdaq 100 Index® , which was up 19.24%, showed that investors had a robust appetite for risk for much of the year. Despite the fact that calendar year returns were strong, 2007 will in all likelihood be remembered for the housing debacle that hammered stocks and sent the economy to the brink of recession.

The unfolding housing crisis began to ripple through the world’s financial markets as far back as July, but it was in the fourth quarter that both the U.S. economy and global financial markets lost momentum—with the contagion effects of the subprime debt crisis reaching deeper into the global financial system. The credit crunch that began in the third quarter enveloped the G-7 economies as traditional sources of credit dried up. As asset values plummeted, financial institutions throughout the developed world found themselves suddenly undercapitalized. With a full-blown financial crisis unfolding, central banks moved into crisis prevention mode by pumping capital into their respective financial systems and slashing interest rates. In perhaps one of the most important developments of the year, the outlines of a coordinated,

global easing campaign began to emerge.

In this uncertain environment fears grew that the Federal Reserve (“Fed”) was “behind the curve,” adding to the volatility in stock prices. In fact, the Fed’s initial responses to the unfolding crisis were tempered by inflationary concerns as high energy and commodity prices and a weak U.S. dollar drove inflation significantly higher towards year end.

Risk appetites that had been running high disappeared, and the avoidance of risk became the dominant theme as investors fled financial, consumer discretionary, value and small-cap stocks. The small-cap Russell

2000® Index fell 1.57%, confirming the rotation away from small caps that began to unfold early in the year. Value stocks also underperformed in 2007 with the S&P 500/Citigroup Pure Value Index underperforming its growth counterpart by more than 10 points. Both of these trends dovetailed in the

S&P SmallCap 600/Citigroup Pure Value Index which dropped nearly 18.60%, vastly underperforming all other “style-box” exposures.

Predictably, defensive sectors such as utilities and consumer staples were favored. And, reflecting the

“decoupling” theory—which assumes growth in the developing world can continue in the face of slowing growth elsewhere—energy, materials and technology stocks rose stratospherically as the respective S&P

500 sector indices rose 34.41%, 22.53% and 16.30%.

Returns for U.S. investors in international stock markets were also boosted by the ongoing decline in the exchange value of the U.S. dollar, which fell 8.31% against a basket of the world’s major currencies. The currency effect helped to propel full-year gains for the MSCI EAFE and Emerging Market indices to

11.66% and 38.79%, respectively.

With the flight-to-quality trade fully in motion, interest rates declined and the yield curve steepened.

We think that, as we move into the early months of 2008, stock market volatility will remain a fact of life.

Defensive exposures that performed well should continue to do so, at least on a relative basis until recession fears abate. Uncorrelated investment strategies, such as absolute return, long/short, commodity,

managed futures and the like, should also provide refuge in a challenging investment climate.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David C. Reilly, CFA

Director, Portfolio Strategies

2

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2007 and ending December 31, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

June 30, 2007

December 31, 2007

Period*

Table 1. Based on actual Fund return

Banking Fund

1.56%

$1,000.00

$

772.80

$6.97

Basic Materials Fund

1.57%

1,000.00

1,102.50

8.32

Biotechnology Fund

1.57%

1,000.00

1,050.70

8.12

Consumer Products Fund

1.56%

1,000.00

1,054.30

8.08

Electronics Fund

1.57%

1,000.00

895.80

7.50

Energy Fund

1.57%

1,000.00

1,112.00

8.36

Energy Services Fund

1.57%

1,000.00

1,077.60

8.22

Financial Services Fund

1.56%

1,000.00

822.50

7.17

Health Care Fund

1.56%

1,000.00

994.40

7.84

Internet Fund

1.53%

1,000.00

1,000.60

7.72

Leisure Fund

1.55%

1,000.00

955.60

7.64

Precious Metals Fund

1.42%

1,000.00

1,207.10

7.90

Retailing Fund

1.55%

1,000.00

825.20

7.13

Technology Fund

1.55%

1,000.00

990.30

7.78

Telecommunications Fund

1.56%

1,000.00

941.80

7.64

Transportation Fund

1.56%

1,000.00

840.50

7.24

Utilities Fund

1.54%

1,000.00

1,055.50

7.98

Table 2. Based on hypothetical 5% return

Banking Fund

1.56%

1,000.00

1,017.24

7.96

Basic Materials Fund

1.57%

1,000.00

1,017.19

8.01

Biotechnology Fund

1.57%

1,000.00

1,017.19

8.01

Consumer Products Fund

1.56%

1,000.00

1,017.24

7.96

Electronics Fund

1.57%

1,000.00

1,017.19

8.01

Energy Fund

1.57%

1,000.00

1,017.19

8.01

Energy Services Fund

1.57%

1,000.00

1,017.19

8.01

Financial Services Fund

1.56%

1,000.00

1,017.24

7.96

Health Care Fund

1.56%

1,000.00

1,017.24

7.96

Internet Fund

1.53%

1,000.00

1,017.40

7.81

Leisure Fund

1.55%

1,000.00

1,017.29

7.91

Precious Metals Fund

1.42%

1,000.00

1,017.96

7.25

Retailing Fund

1.55%

1,000.00

1,017.29

7.91

Technology Fund

1.55%

1,000.00

1,017.29

7.91

Telecommunications Fund

1.56%

1,000.00

1,017.24

7.96

Transportation Fund

1.56%

1,000.00

1,017.24

7.96

Utilities Fund

1.54%

1,000.00

1,017.34

7.86

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include fees charged by insurance companies.

† Annualized

4

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited)

BANKING FUND

Cumulative Fund Performance:

May 2, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies that are involved in the banking sector, including

BANKING FUND

S&P 500 FINANCIALS INDEX†

S&P 500 INDEX

commercial banks (and their holding companies) and

$20,000

saving-and-loan institutions.

Inception: May 2, 2001

$15,000

$13,025

Despite four 25 basis point cuts that lowered the Fed

$11,929

funds rate from 5.25% to 4.25%, the subprime debacle

$10,000

$10,432

and collapse of the U.S. housing market decimated the

banking sector. Rydex Banking Fund fell 27.08% as

$5,000

compared to the S&P 500’s 5.49% return. Every industry

in the banking sector was negative on the year. Thrifts &

mortgage finance lost more than 40% and commercial

$0

05/02/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

banks lost more than 20% of their value in 2007. The

losers were led by Countrywide Financial Corp. (-78%),

† Data points for the line graph do not reflect the reinvestment of dividends

Washington Mutual, Inc. (-68%) and Sovereign Bancorp,

on securities in the index.

Inc. (-55%). Despite an abysmal year, a few bright spots

included First Bancorp, First Republic Bank and ABN

AMRO Holding NV.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/02/01)

BANKING FUND

-27.08%

3.58%

2.68%

S&P 500 INDEX

5.49%

12.83%

4.04%

S&P 500 FINANCIALS INDEX

-18.52%

8.49%

3.12%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

ABN AMRO Holding NV —

Capital Markets

SP ADR

4.8%

9%

HSBC Holdings PLC — SP ADR

4.7%

Diversified

Wells Fargo & Co.

4.7%

Financial Services

JPMorgan Chase & Co.

4.6%

9%

Bank of America Corp.

4.6%

UBS AG — SP ADR

4.5%

Credit Suisse Group — SP ADR

4.0%

Wachovia Corp.

3.8%

Thrifts & Mortgage

Commercial

Finance

Banks

U.S. Bancorp

3.7%

16%

66%

Barclays PLC — SP ADR

3.7%

Top Ten Total

43.1%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Banking Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

5

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BASIC MATERIALS FUND

Cumulative Fund Performance:

May 2, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies engaged in the mining, manufacture or sale of

BASIC MATERIALS FUND

S&P 500 MATERIALS INDEX†

S&P 500 INDEX

basic materials, such as lumber, steel, iron, aluminum,

$25,000

concrete, chemicals and other basic building and

$22,877

manufacturing materials.

$20,000

$18,731

Inception: May 2, 2001

$15,000

$13,025

Rydex Basic Materials Fund turned in a 33.97% return

$10,000

for the one-year period ended December 31, 2007, as

compared to the S&P 500’s 5.49% return. The top

$5,000

performing industries were also the two largest industry

groups in this sector. Weighted at approximately 39%

$0

each, metals & mining were up 60.52% and chemicals

05/02/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

were up 38.61%. The worst performing industry group

was paper & forest products which lost 7.08%. The best

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

performing stock was The Mosaic Co., up 335.75%, while

the worst performing stock was Louisiana-Pacific Corp.,

down 35.53%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/02/01)

BASIC MATERIALS FUND

33.97%

22.04%

13.22%

S&P 500 INDEX

5.49%

12.83%

4.04%

S&P 500 MATERIALS INDEX

22.53%

19.01%

12.55%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rio Tinto PLC — SP ADR

4.3%

Containers &

ArcelorMittal

3.9%

Packaging

Other

Monsanto Co.

3.3%

8%

10%

The Mosaic Co.

3.2%

Potash Corporation of Saskatchewan

2.9%

Barrick Gold Corp.

2.3%

E.I. du Pont de Nemours and Co.

2.3%

Freeport-McMoRan

Copper & Gold, Inc.

2.3%

Metals & Mining

Dow Chemical Co.

2.2%

Chemicals

43%

Alcoa, Inc.

2.1%

39%

Top Ten Total

28.8%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Basic Materials Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

6

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

BIOTECHNOLOGY FUND

Cumulative Fund Performance:

May 2, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies that are involved in the biotechnology industry,

BIOTECHNOLOGY FUND

S&P 500 HEALTH CARE INDEX†

S&P 500 INDEX

including companies involved in research and development,

$20,000

genetic or biological engineering and in the design,

manufacture or sale of related biotechnology products or

$15,000

services.

$13,025

Inception: May 2, 2001

$10,663

$10,000

$8,655

Rydex Biotechnology Fund returned 4.40% as compared

to the S&P 500’s 5.49% return. Pharmion Corp., Onyx

$5,000

Pharmaceuticals, Inc., BioMarin Pharmaceuticals, Inc.,

Alexion Pharmaceuticals, Inc., United Therapeutics Corp.

$0

and Medimmune were all up more than 75% for the year.

05/02/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

Unfortunately, Vanda Pharmaceuticals, Inc., Momenta

Pharmaceuticals, Inc., Neurochem, Inc., Dendreon Corp.,

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

InterMune, Inc. and MannKind Corp. were all down more

than 50% for the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/02/01)

BIOTECHNOLOGY FUND

4.40%

9.92%

-2.14%

S&P 500 INDEX

5.49%

12.83%

4.04%

S&P 500 HEALTH CARE INDEX

7.32%

7.52%

2.51%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Genentech, Inc.

9.2%

Gilead Sciences, Inc.

8.0%

Amgen, Inc.

7.5%

Genzyme Corp.

5.3%

Biogen Idec, Inc.

4.3%

Celgene Corp.

3.9%

Biotechnology

Millennium Pharmaceuticals, Inc.

3.1%

100%

Cephalon, Inc.

2.5%

BioMarin Pharmaceuticals, Inc.

2.5%

OSI Pharmaceuticals, Inc.

2.3%

Top Ten Total

48.6%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Biotechnology Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

7

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

CONSUMER PRODUCTS FUND

Cumulative Fund Performance:

May 29, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies engaged in manufacturing finished goods and

CONSUMER PRODUCTS FUND

S&P 500 CONSUMER STAPLES INDEX†

S&P 500 INDEX

services both domestically and internationally.

$20,000

Inception: May 29, 2001

$17,512

$15,000

Rydex Consumer Products Fund rose 11.08% besting the

$13,853

$13,004

S&P 500’s 5.49% return by 5.59%. Beverages, tobacco,

$10,000

household products and food products all had strong

years. All other industries also added at least a little value to the Fund as no industries in this sector had negative

$5,000

returns for the year. Energizer Holdings, Inc., Archer-

Daniels-Midland Co. and Bunge Ltd. led the winners while

$0

the big losers were Spectrum Brands Corp., Hershey Co.,

05/29/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

Bare Escentuals, Inc. and Corn Products International

Incorporated.

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/29/01)

CONSUMER PRODUCTS FUND

11.08%

12.40%

8.87%

S&P 500 INDEX

5.49%

12.83%

4.07%

S&P 500 CONSUMER STAPLES INDEX

14.36%

10.37%

7.43%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Consumer Staples Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Procter & Gamble Co.

7.4%

Food & Staples

Other

Altria Group, Inc.

6.3%

Retailing

3%

Coca-Cola Co.

5.9%

8%

PepsiCo, Inc.

5.4%

Tobacco

Unilever NV

4.1%

11%

Diageo PLC — SP ADR

3.5%

Kraft Foods, Inc. — Class A

3.4%

Food

Colgate-Palmolive Co.

3.1%

Products

Archer-Daniels-Midland Co.

3.1%

Household

35%

Anheuser-Busch Cos., Inc.

3.0%

Products

17%

Top Ten Total

45.2%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Beverages

26%

Consumer Products Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

8

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ELECTRONICS FUND

Cumulative Fund Performance:

August 3, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies that are involved in the electronics sector,

ELECTRONICS FUND

S&P 500 INDEX

including semiconductor manufacturers and distributors,

S&P 500 INFORMATION TECHNOLOGY INDEX†

$15,000

and makers and vendors of other electronic components

$13,547

and devices.

Inception: August 3, 2001

$10,653

$10,000

Rydex Electronics Fund returned -2.50%, as compared

to the S&P 500’s return of 5.49% for the same period.

$5,880

The electronics sector consists primarily of one industry

$5,000

group—semiconductors & semiconductor equipment—

which lost 0.26%. There were a wide range of returns

amongst this sector’s constituents. The two best

$0

08/03/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

performing stocks, MEMC Electronic Materials, Inc. and

Cypress Semiconductor Corp., were up 119.41% and

† Data points for the line graph do not reflect the reinvestment of dividends

114.46%, respectively. The worst performing stock was

on securities in the index.

Advanced Micro Devices, Inc. down 61.58%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(08/03/01)

ELECTRONICS FUND

-2.50%

6.58%

-7.95%

S&P 500 INDEX

5.49%

12.83%

4.85%

S&P 500 INFORMATION TECHNOLOGY INDEX

16.30%

13.96%

1.49%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Intel Corp.

10.4%

Other

Taiwan Semiconductor

6%

Manufacturing Co. Ltd. —

SP ADR

5.7%

Texas Instruments, Inc.

5.4%

MEMC Electronic Materials, Inc.

4.3%

Applied Materials, Inc.

3.8%

Nvidia Corp.

3.4%

ASML Holding NV

3.0%

Semiconductors &

STMicroelectronics NV — SP ADR

2.8%

Semiconductor

Equipment

Analog Devices, Inc.

2.4%

94%

KLA-Tencor Corp.

2.4%

Top Ten Total

43.6%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Electronics Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

9

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY FUND

Cumulative Fund Performance:

May 29, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies involved in the energy field, including the

ENERGY FUND

S&P 500 ENERGY INDEX†

S&P 500 INDEX

exploration, production and development of oil, gas, coal

$30,000

and alternative sources of energy.

$24,536

$24,488

Inception: May 29, 2001

$20,000

Propelled by rising energy costs in 2007, Rydex Energy

Fund delivered a 33.22% one-year return, easily outpacing

$13,004

the S&P 500’s return of 5.49% for the same period. The

$10,000

sector consists of two industry groups—energy equipment

& services and oil, gas & consumable fuels—both of which

were up strongly, 48.14% and 36.45%, respectively. Even

$0

with its strong performance, the sector experienced a wide

05/29/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

range of returns amongst its constituents. The two best

† Data points for the line graph do not reflect the reinvestment of dividends performing stocks, National-Oilwell Varco, Inc. and Consol

on securities in the index.

Energy, Inc., were up 152.27% and 138.28%, respectively.

The worst performing stock was Western Refining Inc.,

down 35.19%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/29/01)

ENERGY FUND

33.22%

27.44%

14.59%

S&P 500 INDEX

5.49%

12.83%

4.07%

S&P 500 ENERGY INDEX

34.41%

29.36%

16.88%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exxon Mobil Corp.

6.8%

Energy Equipment

BP PLC — SP ADR

4.8%

& Services

Chevron Corp.

4.2%

29%

Royal Dutch Shell PLC — SP ADR

3.7%

ConocoPhillips

3.6%

Schlumberger Ltd.

3.1%

Transocean, Inc.

2.6%

Occidental Petroleum Corp.

2.5%

Hess Corp.

2.1%

Marathon Oil Corp.

1.9%

Oil, Gas &

Top Ten Total

35.3%

Consumable Fuels

71%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Energy Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

10

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

ENERGY SERVICES FUND

Cumulative Fund Performance:

May 2, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies that are involved in the energy services field,

ENERGY SERVICES FUND

S&P 500 ENERGY INDEX†

S&P 500 INDEX

including those that provide services and equipment in

$30,000

the areas of oil, coal and gas exploration and production.

$25,376

Inception: May 2, 2001

$20,000

$20,412

Rydex Energy Services Fund handed in 37.10% return

for the one-year period ended December 31, 2007.

$13,025

The Fund represents a singular industry group—energy

$10,000

equipment & services—which experienced strong returns

of 45.22%. The industry holdings in this Fund are broader

and include more smaller-cap names than its counterparts

$0

held in the Rydex Energy Fund. Even with its strong

05/02/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

performance, the sector experienced a wide range of

returns amongst its constituents. Its best performing

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

stock, National-Oilwell Varco, Inc., was up 152.27%, while

its worst performing stock was Tetra Technologies, Inc.,

down 32.30%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/02/01)

ENERGY SERVICES FUND

37.10%

26.75%

11.30%

S&P 500 INDEX

5.49%

12.83%

4.04%

S&P 500 ENERGY INDEX

34.41%

29.36%

17.39%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and S&P

500 Energy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Schlumberger Ltd.

9.9%

Transocean, Inc.

8.3%

Halliburton Co.

5.4%

National-Oilwell Varco, Inc.

4.8%

Diamond Offshore Drilling, Inc.

4.7%

Energy Equipment

Weatherford International Ltd.

4.7%

& Services

Baker Hughes, Inc.

4.5%

100%

Tenaris SA — SP ADR

4.5%

Noble Corp.

4.0%

Smith International, Inc.

3.7%

Top Ten Total

54.5%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Energy Services Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

11

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

FINANCIAL SERVICES FUND

Cumulative Fund Performance:

July 20, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies involved in the financial services sector.

FINANCIAL SERVICES FUND

S&P 500 FINANCIALS INDEX†

S&P 500 INDEX

$20,000

Inception: July 20, 2001

Despite four 25 basis point cuts that lowered the Fed

$15,000

funds rate from 5.25% to 4.25%, the subprime debacle

$13,593

$12,008

and collapse of the U.S. housing market decimated the

$10,000

$10,488

financial services sector. Rydex Financial Services Fund

returned -18.80% as compared to the S&P 500’s 5.49%

return. Every industry in the financial services sector was

$5,000

negative on the year. Thrifts & mortgage finance lost

more than 40%, consumer finance lost more than 30%

$0

and commercial banks lost more than 20% of their value

07/20/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

in 2007. The industry hurt the least was capital markets as

strong trading profits helped to mitigate some of the

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

huge write-offs taken for bad subprime investments. The

losers were lead by E*Trade Financial Corp. (-85%),

Countrywide Financial Corp. (-78%), MBIA, Inc. (-74%),

and Washington Mutual, Inc. (-68%). Despite an abysmal

year a few bright spots included Janus Capital Group,

Inc., IntercontinentalExchange, Inc. and Blackrock

Incorporated.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(07/20/01)

FINANCIAL SERVICES FUND

-18.80%

8.15%

2.88%

S&P 500 INDEX

5.49%

12.83%

4.87%

S&P 500 FINANCIALS INDEX

-18.52%

8.49%

3.26%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Financials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

HSBC Holdings PLC — SP ADR

2.3%

Diversified

Other

Bank of America Corp.

2.2%

Financial Services

9%

10%

JPMorgan Chase & Co.

2.1%

Real Estate

American International Group, Inc.

2.0%

Investment Trusts

ABN AMRO Holding NV —

14%

SP ADR

1.8%

Citigroup, Inc.

1.7%

Insurance

27%

Wells Fargo & Co.

1.6%

Goldman Sachs Group, Inc.

1.6%

UBS AG — SP ADR

1.6%

Credit Suisse Group — SP ADR

1.4%

Commercial

Banks

Top Ten Total

18.3%

20%

Capital

“Ten Largest Holdings” exclude any temporary

Markets

cash or derivative investments.

20%

Financial Services Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

12

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

HEALTH CARE FUND

Cumulative Fund Performance:

June 19, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies that are involved in the health care industry.

HEALTH CARE FUND

S&P 500 HEALTH CARE INDEX†

S&P 500 INDEX

$15,000

Inception: June 19, 2001

$13,587

$12,744

Rydex Health Care Fund rose 6.02%, outperforming the

S&P 500’s 5.49% return by .53%. At the industry level, life

$10,000

$10,305

sciences tools & services, providers & services and

equipment & supplies all provided impressive returns.

Industry detractors included relatively small exposures to

$5,000

health care technology and biotechnology. Intuitive

Surgical, Inc. Express Scripts, Inc. and Medco Health

Solutions, Inc. provided impressive returns while Sepracor,

$0

Inc., Vertex Pharmaceuticals, Inc. and Brookdale Senior

06/19/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

Living, Inc. all had disappointing years.

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(06/19/01)

HEALTH CARE FUND

6.02%

11.19%

3.78%

S&P 500 INDEX

5.49%

12.83%

4.80%

S&P 500 HEALTH CARE INDEX

7.32%

7.52%

2.00%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Health Care Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Johnson & Johnson, Inc.

3.8%

Life Sciences

Tools & Services

Pfizer, Inc.

3.2%

Other 3%

6%

Merck & Co., Inc.

3.2%

Biotechnology

GlaxoSmithKline PLC — SP ADR

3.2%

11%

Novartis AG — SP ADR

3.1%

Sanofi-Aventis — SP ADR

3.1%

UnitedHealth Group, Inc.

2.6%

Pharmaceuticals

Abbott Laboratories

2.6%

Health Care

40%

Genentech, Inc.

2.2%

Providers &

Services

WellPoint, Inc.

2.1%

19%

Top Ten Total

29.1%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Health Care

Equipment &

Supplies

21%

Health Care Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

13

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

INTERNET FUND

Cumulative Fund Performance:

May 24, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies that provide products or services designed for

INTERNET FUND

S&P 500 INFORMATION TECHNOLOGY INDEX†

S&P 500 INDEX

or related to the Internet.

$15,000

Inception: May 24, 2001

$12,751

Rydex Internet Fund rose 10.39% outperforming the

$10,000

$9,448

S&P 500’s 5.49% return by 4.90%. At the industry level

$8,126

Internet & catalog retail, communications equipment

and Internet software & services all provided impressive

$5,000

returns. Industry detractors included relatively small

exposures to media, semiconductors and commercial

services & supplies. As the sector as a whole advanced,

$0

there was a wide dispersion of returns within the sector.

05/24/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

Amazon.com, Inc., Research in Motion Ltd., aQuantive, Inc.

and Priceline.com, Inc. all rose more than 130% for the

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

year, while E*Trade Financial Corp. and Digital River, Inc.

were both down more than 40% on the year.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/24/01)

INTERNET FUND

10.39%

17.87%

-3.09%

S&P 500 INDEX

5.49%

12.83%

3.75%

S&P 500 INFORMATION TECHNOLOGY INDEX

16.30%

13.96%

-0.38%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Information Technolgy Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Google, Inc. — Class A

10.2%

Capital Markets

Other

6%

11%

Cisco Systems, Inc.

8.8%

Research In Motion Ltd.

6.0%

Health Care

Qualcomm, Inc.

5.9%

Technology

12%

Time Warner, Inc.

5.5%

eBay, Inc.

4.7%

Amazon.com, Inc.

4.6%

Commercial

Yahoo!, Inc.

3.8%

Services

Juniper Networks, Inc.

2.9%

& Supplies

Sun Microsystems, Inc.

2.6%

13%

Top Ten Total

55.0%

“Ten Largest Holdings” exclude any temporary

Diversified

cash or derivative investments.

Semiconductors &

Telecommunication

Semiconductor

Services

Equipment

32%

26%

Internet Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

14

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

LEISURE FUND

Cumulative Fund Performance:

May 22, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies in leisure and entertainment businesses.

LEISURE FUND

S&P 500 CONSUMER

S&P 500 INDEX

DISCRETIONARY INDEX†

Inception: May 22, 2001

$15,000

Rydex Leisure Fund turned in a -2.54% return as compared

$12,594

to the S&P 500’s 5.49% return. Other than entertainment

$11,797

software, which was up more then 20%, all other

$10,000

$9,371

industries provided minimal to negative returns for the

year. Leisure equipment & products was down 12% and

media was down 8% for the year. Bally Technologies, Inc.,

$5,000

Activision, Inc. and MGM MIRAGE led the winners while

the big losers were Warner Music Group Corp., Pool

Corp., Brunswick Corp. and Starbucks Corporation.

$0

05/22/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/22/01)

LEISURE FUND

-2.54%

13.85%

2.53%

S&P 500 INDEX

5.49%

12.83%

3.55%

S&P 500 CONSUMER DISCRETIONARY INDEX

-13.21%

8.45%

0.06%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

McDonald’s Corp.

6.0%

Software

Walt Disney Co.

5.3%

7%

Time Warner, Inc.

5.1%

Leisure Equipment

& Products

News Corp. — Class A

4.4%

8%

Viacom, Inc. — Class A

3.8%

Las Vegas Sands Corp.

3.7%

Carnival Corp.

3.4%

MGM MIRAGE

3.1%

Yum! Brands, Inc.

3.1%

Media

Electronic Arts, Inc.

3.0%

24%

Top Ten Total

40.9%

Hotels,

“Ten Largest Holdings” exclude any temporary

Restaurants

cash or derivative investments.

& Leisure

61%

Leisure Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

15

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

PRECIOUS METALS FUND

Cumulative Fund Performance:

December 31, 1997 – December 31, 2007

OBJECTIVE:

To provide capital appreciation by investing

in U.S. and foreign companies that are involved in the

PRECIOUS METALS FUND

S&P 500 MATERIALS INDEX†

S&P 500 INDEX

precious metals sector, including exploration, mining,

$25,000

production and development, and other precious metals-

$22,103

related services.

$20,000

$18,380

$17,756

Inception: May 29, 1997

$15,000

Volatility and rising market uncertainty, as well as strong

$10,000

demand contributed to the strong performance in the

precious metals industry. Rydex Precious Metals Fund’s

$5,000

one-year performance reflects the bounce in this sector

with a one-year total return of 19.55%. The Fund

$0

represents a concentrated investment in the stocks of

12/31/97

12/31/99

12/31/01

12/31/03

12/31/05

12/31/07

gold and other precious metal producers. Even with its

strong performance, the sector experienced a wide

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

range of returns amongst its constituents. The best

performing stocks, Minas Buenaventura SA and

Freeport-McMoran Copper & Gold, Inc. were up 107.97%

and 106.23%, respectively. On the other side of the

spectrum, the worst performing stock was NovaGold

Resources, Inc., down 49.78%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

ONE

FIVE

TEN

YEAR

YEAR

YEAR

PRECIOUS METALS FUND

19.55%

16.23%

8.25%

S&P 500 INDEX

5.49%

12.83%

5.91%

S&P 500 MATERIALS INDEX

22.53%

19.01%

8.75%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the

S&P 500 Materials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Freeport-McMoRan Copper &

Gold, Inc.

14.5%

Newmont Mining Corp.

10.6%

Goldcorp, Inc.

8.0%

Barrick Gold Corp.

7.8%

Agnico-Eagle Mines Ltd.

5.1%

Metals & Mining

Yamana Gold, Inc.

4.7%

100%

Kinross Gold Corp.

4.6%

AngloGold Ashanti Ltd. —

SP ADR

4.1%

Silver Wheaton Corp.

3.5%

Gold Fields Ltd. — SP ADR

3.4%

Top Ten Total

66.3%

Precious Metals Fund

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

16

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

RETAILING FUND

Cumulative Fund Performance:

July 23, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies engaged in merchandising finished goods

RETAILING FUND

S&P 500 CONSUMER DISCRETIONARY INDEX†

S&P 500 INDEX

and services, including department stores, restaurant

$20,000

franchises, mail-order operations and other companies

involved in selling products to consumers.

$15,000

$13,819

Inception: July 23, 2001

$12,104

$10,000

$10,259

Rydex Retailing Fund delivered a one-year -12.60% return

as compared to the S&P 500’s 5.49% return. Internet &

catalog retail, distributors and food & staples retailing all

$5,000

had strong to positive years. Unfortunately those industries represent less than 30% of the retail sector. The specialty

$0

and mutliline industries, which represent the bulk of the

07/23/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

sector, were both down more than 18% for the year.

Amazon.com, Inc., GameStop Corp. and Priceline.com,

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

Inc. led the winners while the big losers were Circuit City

Stores, Inc., Office Depot, Inc., OfficeMax, Inc. and Rite

Aid Corporation.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(07/23/01)

RETAILING FUND

-12.60%

8.60%

3.01%

S&P 500 INDEX

5.49%

12.83%

5.15%

S&P 500 CONSUMER DISCRETIONARY INDEX

-13.21%

8.45%

1.46%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Consumer Discretionary Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Wal-Mart Stores, Inc.

8.0%

Internet & Catalog

CVS Caremark Corp.

4.3%

Retail

Other

Amazon.com, Inc.

3.4%

11%

3%

Walgreen Co.

3.4%

Home Depot, Inc.

3.4%

Multiline Retail

Costco Wholesale Corp.

3.2%

15%

Target Corp.

3.2%

Best Buy Co., Inc.

2.9%

Lowe’s Cos., Inc.

2.8%

Specialty Retail

50%

The Gap, Inc.

2.4%

Top Ten Total

37.0%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

Food & Staples

Retailing

21%

Retailing Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

17

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TECHNOLOGY FUND

Cumulative Fund Performance:

May 2, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies that are involved in the technology sector,

TECHNOLOGY FUND

S&P 500 INFORMATION TECHNOLOGY INDEX†

S&P 500 INDEX

including computer software and service companies,

$15,000

semiconductor manufacturers, networking and telecom-

$13,025

munications equipment manufacturers, PC hardware and

peripherals companies.

$10,000

$9,453

$8,914

Inception: May 2, 2001

For the one-year period ended December 31, 2007,

$5,000

Rydex Technology Fund returned 10.38%. Performance

was generally strong on the industry level, with the top

performing industries—Internet software & services and

$0

software—up 27.26% and 26.16%, respectively. The

05/02/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

worst performing industry group, semiconductors &

semiconductor equipment, was still up marginally gaining

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

0.39%. The best performing stock was Research In Motion

Ltd., up 141.57%. The worst performing stock was

Advanced Micro Devices, Inc., down 61.58%.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/02/01)

TECHNOLOGY FUND

10.38%

14.48%

-1.71%

S&P 500 INDEX

5.49%

12.83%

4.04%

S&P 500 INFORMATION TECHNOLOGY INDEX

16.30%

13.96%

-0.36%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Information Technology Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce its reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Internet Software

Microsoft Corp.

4.1%

& Services

Other

Apple, Inc.

2.9%

7%

2%

Google, Inc. — Class A

2.8%

Electronic

Equipment &

Software

Intel Corp.

2.6%

Instruments

21%

Nokia Oyj — SP ADR

2.6%

8%

Cisco Systems, Inc.

2.4%

International Business Machines

Corp.

2.4%

IT Services

13%

Hewlett-Packard Co.

2.3%

Oracle Corp.

2.2%

Research In Motion Ltd.

1.6%

Top Ten Total

25.9%

Computers &

Peripherals

“Ten Largest Holdings” exclude any temporary

14%

Semiconductors &

cash or derivative investments.

Communications

Semiconductor

Equipment

Equipment

16%

Technology Fund

19%

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

18

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TELECOMMUNICATIONS FUND

Cumulative Fund Performance:

July 27, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies engaged in the development, manufacture or

TELECOMMUNICATIONS FUND

S&P 500 INDEX

sale of communications services or communications

S&P 500 TELECOMMUNICATION SERVICES INDEX†

equipment.

$15,000

$13,648

Inception: July 27, 2001

$10,845

Rydex Telecommunications Fund provided a 9.23%

$10,000

one-year total return. Industry performance was mostly

$8,448

positive. The top performing industry was communications

equipment, up 12.01%. The worst performing industry

$5,000

group, IT services, was down 13.31%. However, because

the Fund has marginal exposure to this industry, it did not

detract greatly from performance. The best performing

$0

stock was Research In Motion Ltd., up 141.57%, while the

07/27/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

worst performing stock was Alcatel-Lucent, down 51.05%.

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(07/27/01)

TELECOMMUNICATIONS FUND

9.23%

14.74%

1.27%

S&P 500 INDEX

5.49%

12.83%

4.96%

S&P 500 TELECOMMUNICATION SERVICES INDEX

11.88%

13.19%

0.59%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Telecommunication Services Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

AT&T, Inc.

8.9%

Wireless

Vodafone Group PLC — SP ADR

8.5%

Telecommunication

Nokia Oyj — SP ADR

7.0%

Services

28%

Cisco Systems, Inc.

6.5%

Communications

Equipment

Verizon Communications, Inc.

6.2%

42%

America Movil SAB de CV —

SP ADR

4.7%

Research In Motion Ltd.

4.4%

Qualcomm, Inc.

4.4%

Corning, Inc.

3.3%

Motorola, Inc.

3.1%

Diversified

Top Ten Total

57.0%

Telecommunication

Services

“Ten Largest Holdings” exclude any temporary

30%

cash or derivative investments.

Telecommunications Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

19

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (continued)

TRANSPORTATION FUND

Cumulative Fund Performance:

June 11, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing

in companies engaged in providing transportation

TRANSPORTATION FUND

S&P 500 INDUSTRIALS INDEX†

S&P 500 INDEX

services or companies engaged in the design,

$20,000

manufacture, distribution or sale of transportation

equipment.

$15,000

$13,580

Inception: June 11, 2001

$13,138

$12,299

Rydex Transportation Fund returned -8.75%. Only one

$10,000

of its four component industries was in positive territory.

The top performing industry was road & rail, up 7.23%.

$5,000

The worst performing industry group, airlines, was down

43.67%. The best performing stock was Union Pacific

$0

Corp., up 37.64%, while the worst performing stock was

06/11/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

US Airways Group, Inc., down 73.87%.

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(06/11/01)

TRANSPORTATION FUND

-8.75%

9.52%

4.78%

S&P 500 INDEX

5.49%

12.83%

4.25%

S&P 500 INDUSTRIALS INDEX

12.04%

15.16%

5.14%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Industrials Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

United Parcel Service, Inc. —

Marine

9%

Class B

8.3%

Union Pacific Corp.

7.4%

Burlington Northern Santa Fe

Airlines

Corp.

6.6%

18%

FedEx Corp.

5.9%

Canadian National Railway Co.

5.5%

Road & Rail

CSX Corp.

5.5%

49%

Norfolk Southern Corp.

5.3%

CH Robinson Worldwide, Inc.

3.8%

Expeditors International

Washington, Inc.

3.6%

Air, Freight &

Southwest Airlines Co.

3.4%

Logistics

Top Ten Total

55.3%

24%

“Ten Largest Holdings” exclude any temporary

Transportation Fund

cash or derivative investments.

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

20

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

PERFORMANCE REPORTS AND FUND PROFILES (Unaudited) (concluded)

UTILITIES FUND

Cumulative Fund Performance:

May 2, 2001 – December 31, 2007

OBJECTIVE:

Seeks capital appreciation by investing in

companies that operate public utilities.

UTILITIES FUND

S&P 500 UTILITIES INDEX†

S&P 500 INDEX

$15,000

Inception: May 2, 2001

$13,025

With industry performance mostly positive, Rydex Utilities

$10,877

Fund returned 12.86%. The top performing industry was

$10,000

$10,504

independent power producers & energy traders, up

26.53%. The worst performing industry group, water

utilities, was down 3.81%. The best performing stock was

$5,000

NRG Energy, Inc., up 55.26%, while the worst performing

stock was PNM Resources, Inc., down 19.39%.

$0

05/02/01

12/31/01

12/31/02

12/31/03

12/31/04

12/31/05

12/31/06

12/31/07

† Data points for the line graph do not reflect the reinvestment of dividends on securities in the index.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 12/31/07

SINCE

ONE

FIVE

INCEPTION

YEAR

YEAR

(05/02/01)

UTILITIES FUND

12.86%

17.30%

1.27%

S&P 500 INDEX

5.49%

12.83%

4.04%

S&P 500 UTILITIES INDEX

19.38%

21.49%

4.54%

The returns presented above do not reflect the effects of taxes. Past performance is no guarantee of future results. The S&P 500 Index and the S&P

500 Utilities Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Exelon Corp.

4.5%

Independent Power

Other

Southern Co.

3.3%

Producers & Energy

1%

Traders

Dominion Resources, Inc.

3.2%

10%

FPL Group, Inc.

3.2%

Gas Utilities

Public Service Enterprise Group,

12%

Inc.

3.1%

Duke Energy Corp.

3.1%

Electric Utilities

Entergy Corp.

2.9%

42%

FirstEnergy Corp.

2.9%

Constellation Energy Group, Inc.

2.7%

PPL Corp.

2.7%

Top Ten Total

31.6%

Multi-Utilities

“Ten Largest Holdings” exclude any temporary

35%

cash or derivative investments.

Utilities Fund

“Industry Diversification (Market Exposure as % of Net Assets)”

excludes any temporary cash investments.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

21

SCHEDULE OF INVESTMENTS

December 31, 2007

BANKING FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.9%

FirstMerit Corp.†

2,971

$

59,450

First Horizon National Corp.†

3,227

58,570

ABN AMRO Holding NV — SP ADR†

8,133

$

439,507

TCF Financial Corp.

3,226

57,842

HSBC Holdings PLC — SP ADR†

5,148

430,939

Investors Bancorp, Inc.*†

4,065

57,479

Wells Fargo & Co.†

14,274

430,932

Fulton Financial Corp.

5,093

57,144

JPMorgan Chase & Co.

9,666

421,921

Washington Federal, Inc.

2,689

56,765

Bank of America Corp.

10,214

421,430

UMB Financial Corp.†

1,445

55,430

UBS AG — SP ADR

9,013

414,598

Colonial BancGroup, Inc.†

3,979

53,876

Credit Suisse Group — SP ADR†

6,126

368,173

First Midwest Bancorp, Inc.†

1,752

53,611

Wachovia Corp.

9,268

352,462

Trustmark Corp.†

2,090

53,002

U.S. Bancorp†

10,734

340,697

Webster Financial Corp.

1,653

52,847

Barclays PLC — SP ADR†

8,314

335,636

MGIC Investment Corp.†

2,291

51,387

Fannie Mae

5,696

227,726

UCBH Holdings, Inc.†

3,427

48,526

PNC Financial Services Group, Inc.†

3,288

215,857

Cathay General Bancorp†

1,828

48,424

SunTrust Banks, Inc.†

3,182

198,843

NewAlliance Bancshares, Inc.

4,060

46,771

Regions Financial Corp.†

7,122

168,435

East-West Bancorp, Inc.†

1,921

46,546

BB&T Corp.†

5,414

166,047

First Community Bancorp

1,070

44,127

Freddie Mac

4,850

165,240

South Financial Group, Inc.†

2,626

41,044

Fifth Third Bancorp†

5,837

146,684

Downey Financial Corp.†

1,028

31,981

Hudson City Bancorp, Inc.

8,614

129,382

Radian Group, Inc.†

2,723

31,805

Commerce Bancorp, Inc.†

3,269

124,680

PMI Group, Inc.†

2,372

31,500

National City Corp.

7,470

122,956

IndyMac Bancorp, Inc.†

2,750

16,363

Synovus Financial Corp.

5,073

122,158

Total Common Stocks

M&T Bank Corp.†

1,495

121,947

(Cost $9,066,132)

9,179,542

KeyCorp†

5,096

119,501

UnionBanCal Corp.

2,276

111,319

FACE

People’s United Financial, Inc.

6,144

109,363

AMOUNT

Comerica, Inc.†

2,503

108,956

REPURCHASE AGREEMENT 0.4%

New York Community Bancorp, Inc.†

6,107

107,361

Repurchase Agreement (Note 5)

Washington Mutual, Inc.

7,325

99,693

Lehman Brothers Holdings, Inc.

Huntington Bancshares, Inc.†

6,691

98,759

issued 12/31/07 at 1.00%

Marshall & Ilsley Corp.†

3,629

96,096

due 01/02/08

$

33,815

33,815

Sovereign Bancorp, Inc.†

7,917

90,254

Total Repurchase Agreement

TFS Financial Corp*

7,510

89,669

(Cost $33,815)

33,815

BOK Financial Corp.

1,675

86,598

Zions Bancorporation†

1,831

85,489

SECURITIES LENDING COLLATERAL 24.3%

Commerce Bancshares, Inc.

1,886

84,606

Investment in Securities Lending Short Term

Associated Banc-Corp.

3,056

82,787

Investment Portfolio Held by

Cullen/Frost Bankers, Inc.†

1,602

81,157

U.S. Bank (Note 8)

2,232,478

2,232,478

Popular, Inc.†

7,110

75,366

Total Securities Lending Collateral

Countrywide Financial Corp.†

8,188

73,201

(Cost $2,232,478)

2,232,478

Bank of Hawaii Corp.

1,429

73,079

Total Investments 124.6%

City National Corp.

1,226

73,008

(Cost $11,332,425)

$ 11,445,835

Wilmington Trust Corp.

1,936

68,147

Liabilities in Excess of

Capitol Federal Financial†

2,150

66,650

Other Assets – (24.6)%

$  (2,259,548)

Astoria Financial Corp.

2,800

65,156

Valley National Bancorp

3,381

64,442

Net Assets – 100.0%

$

9,186,287

BancorpSouth, Inc.

2,700

63,747

SVB Financial Group*†

1,230

61,992

Whitney Holding Corp.

2,353

61,531

Chittenden Corp.

1,709

60,875

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

22

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

BASIC MATERIALS FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Cleveland-Cliffs, Inc.†

7,534

$

759,427

FMC Corp.

13,822

753,990

Rio Tinto PLC — SP ADR

9,767

$

4,101,162

Carpenter Technology Corp.

10,028

753,805

ArcelorMittal†

47,912

3,705,993

Airgas, Inc.

14,287

744,496

Monsanto Co.

28,519

3,185,287

Harmony Gold Mining Co. Ltd. —

The Mosaic Co.*

32,496

3,065,673

SP ADR*

71,875

741,031

Potash Corporation of

Reliance Steel & Aluminum Co.

13,228

716,958

Saskatchewan

19,300

2,778,428

International Flavors & Fragrances,

Barrick Gold Corp.

52,439

2,205,060

Inc.†

14,830

713,768

E.I. du Pont de Nemours and Co.

49,822

2,196,652

Meridian Gold, Inc.*

19,900

706,450

Freeport-McMoRan Copper &

Ball Corp.

15,604

702,180

Gold, Inc.

21,253

2,177,157

Albemarle Corp.†

16,900

697,125

Dow Chemical Co.

53,051

2,091,270

Sonoco Products Co.

20,761

678,469

Alcoa, Inc.

54,446

1,990,001

Titanium Metals Corp.†

25,204

666,646

Praxair, Inc.

22,370

1,984,443

Domtar Corp.*

86,200

662,878

Goldcorp, Inc.†

55,129

1,870,527

Sealed Air Corp.†

28,109

650,442

Southern Copper Corp.†

17,485

1,838,198

Pan American Silver Corp.*

18,500

646,205

Newmont Mining Corp.

35,169

1,717,302

Pactiv Corp.*

23,876

635,818

Air Products & Chemicals, Inc.

17,147

1,691,209

Randgold Resources Ltd. —

Nucor Corp.

25,587

1,515,262

SP ADR†

17,100

634,923

Vulcan Materials Co.†

19,116

1,511,884

Commercial Metals Co.

21,292

627,049

United States Steel Corp.

12,111

1,464,341

Lubrizol Corp.

11,526

624,248

Cemex SA de CV — SP ADR*†

56,439

1,458,948

AptarGroup, Inc.†

15,176

620,850

Weyerhaeuser Co.†

19,512

1,438,815

Cytec Industries, Inc.

10,025

617,340

Ecolab, Inc.†

26,380

1,350,920

Packaging Corporation of America

21,763

613,717

Kinross Gold Corp.*†

71,976

1,324,358

Nalco Holding Co.

25,259

610,763

Agrium, Inc.

18,107

1,307,506

Bemis Co.

21,494

588,506

International Paper Co.†

39,254

1,271,045

Smurfit-Stone Container Corp.*†

53,003

559,712

AngloGold Ashanti Ltd. —

Iamgold Corp.†

67,877

549,804

SP ADR†

28,900

1,237,209

RPM International, Inc.†

26,658

541,157

Rohm & Haas Co.†

22,637

1,201,346

Silver Standard Resources, Inc.*†

14,782

539,986

PPG Industries, Inc.

16,669

1,170,664

Rockwood Holdings, Inc.*†

16,129

535,805

CF Industries Holdings, Inc.†

10,100

1,111,606

Ashland, Inc.

11,184

530,457

Cia de Minas Buenaventura SA —

Hercules, Inc.†

27,148

525,314

SP ADR†

19,200

1,086,720

Century Aluminum Co.*

9,600

517,824

Owens-Illinois, Inc.*

21,763

1,077,268

Cabot Corp.

15,409

513,736

Agnico-Eagle Mines Ltd.†

19,154

1,046,383

Valspar Corp.

22,690

511,433

Sigma-Aldrich Corp.†

18,658

1,018,727

Scotts Miracle-Gro Co. — Class A†

13,655

510,970

Gold Fields Ltd. — SP ADR

69,079

980,922

Silgan Holdings, Inc.

9,462

491,456

Terra Industries, Inc.*†

19,800

945,648

Eldorado Gold Corp.*

84,528

490,262

Steel Dynamics, Inc.†

15,858

944,661

W.R. Grace & Co.*†

18,200

476,476

Celanese Corp.

22,118

936,034

Texas Industries, Inc.

6,679

468,198

Allegheny Technologies, Inc.

10,810

933,984

Chemtura Corp.

58,236

454,241

MeadWestvaco Corp.

27,825

870,923

Louisiana-Pacific Corp.

27,293

373,368

Huntsman Corp.

33,100

850,670

Worthington Industries, Inc.†

20,812

372,119

Martin Marietta Materials, Inc.†

6,363

843,734

Temple-Inland, Inc.†

15,801

329,451

AK Steel Holding Corp.*

17,500

809,200

Forestar Real Estate Group, Inc.*

5,200

122,676

Yamana Gold, Inc.

62,500

808,750

Guaranty Financial Group, Inc.*

5,200

83,205

Crown Holdings, Inc.*

30,563

783,941

Total Common Stocks

Eastman Chemical Co.†

12,767

779,936

(Cost $70,397,295)

95,121,354

Silver Wheaton Corp.*†

45,778

776,853

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

23

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

BASIC MATERIALS FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

REPURCHASE AGREEMENT 0.5%

Repurchase Agreement (Note 5)

Lehman Brothers Holdings, Inc.

issued 12/31/07 at 1.00%

due 01/02/08

$

443,629

$

443,629

Total Repurchase Agreement

(Cost $443,629)

443,629

SECURITIES LENDING COLLATERAL 21.9%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

20,976,254

20,976,254

Total Securities Lending Collateral

(Cost $20,976,254)

20,976,254

Total Investments 121.9%

(Cost $91,817,178)

$ 116,541,237

Liabilities in Excess of

Other Assets – (21.9)%

$  (20,950,393)

Net Assets – 100.0%

$

95,590,844

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

24

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

BIOTECHNOLOGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.4%

Array Biopharma, Inc.*†

10,477

$

88,216

Keryx Biopharmaceuticals, Inc.*†

10,360

87,024

Genentech, Inc.*†

19,013

$

1,275,156

Acadia Pharmaceuticals, Inc.*†

7,810

86,457

Gilead Sciences, Inc.*

24,079

1,107,875

Momenta Pharmaceuticals, Inc.*

8,964

64,003

Amgen, Inc.*†

22,396

1,040,070

Vanda Pharmaceuticals, Inc.*†

6,750

46,440

Genzyme Corp.*

10,002

744,549

Genomic Health, Inc.*†

4

91

Biogen Idec, Inc.*†

10,618

604,377

Total Common Stocks

Celgene Corp.*†

11,712

541,211

(Cost $10,940,824)

13,848,822

Millennium Pharmaceuticals, Inc.*†

28,473

426,525

Cephalon, Inc.*†

4,811

345,237

FACE

BioMarin Pharmaceuticals, Inc.*†

9,748

345,079

AMOUNT

OSI Pharmaceuticals, Inc.*

6,717

325,842

REPURCHASE AGREEMENT 0.8%

Onyx Pharmaceuticals, Inc.*

5,720

318,146

Repurchase Agreement (Note 5)

Amylin Pharmaceuticals, Inc.*†

8,518

315,166

Lehman Brothers Holdings, Inc.

ImClone Systems, Inc.*†

7,178

308,654

issued 12/31/07 at 1.00%

United Therapeutics Corp.*†

2,887

281,916

due 01/02/08

$

106,874

106,874

Alexion Pharmaceuticals, Inc.*

3,714

278,661

Total Repurchase Agreement

Pharmion Corp.*†

4,344

273,064

(Cost $106,874)

106,874

Regeneron Pharmaceuticals, Inc.*†

9,796

236,573

Vertex Pharmaceuticals, Inc.*

9,872

229,327

SECURITIES LENDING COLLATERAL 29.4%

Savient Pharmaceuticals, Inc.*†

9,659

221,867

Investment in Securities Lending Short Term

Myriad Genetics, Inc.*†

4,438

206,012

Investment Portfolio Held by

PDL BioPharma, Inc.*†

11,592

203,092

U.S. Bank (Note 8)

4,092,845

4,092,845

Cepheid, Inc.*†

7,700

202,895

Total Securities Lending Collateral

LifeCell Corp.*†

4,670

201,324

(Cost $4,092,845)

4,092,845

Human Genome Sciences, Inc.*†

18,879

197,097

Total Investments 129.6%

Alkermes, Inc.*†

12,061

188,031

(Cost $15,140,543)

$ 18,048,541

Isis Pharmaceuticals, Inc.*†

11,768

185,346

Liabilities in Excess of

Applera Corp. - Celera Group*

11,496

182,441

Other Assets – (29.6)%

$  (4,121,966)

Incyte Corp.*

16,563

166,458

Cubist Pharmaceuticals, Inc.*†

8,113

166,398

Net Assets – 100.0%

$ 13,926,575

Medarex, Inc.*†

15,241

158,811

Martek Biosciences Corp.*†

5,360

158,549

Alnylam Pharmaceuticals, Inc.*†

5,209

151,478

Zymogenetics, Inc.*†

11,762

137,262

Seattle Genetics, Inc.*†

12,019

137,017

Acorda Therapeutics, Inc.*†

5,909

129,762

Metabolix, Inc.*

5,060

120,428

Omrix Biopharmaceuticals, Inc.*

3,446

119,714

CV Therapeutics, Inc.*

12,969

117,369

Indevus Pharmaceuticals, Inc.*†

16,560

115,092

Halozyme Therapeutics, Inc.*†

15,293

108,733

Enzon Pharmaceuticals, Inc.*†

11,358

108,242

Progenics Pharmaceuticals, Inc.*

5,804

104,878

Dendreon Corp.*†

16,710

103,936

Ligand Pharmaceuticals, Inc. —

Class B†

21,485

103,773

MannKind Corp.*†

12,747

101,466

XOMA Ltd.*†

29,461

99,873

InterMune, Inc.*†

7,341

97,855

Arena Pharmaceuticals, Inc.*†

12,200

95,526

Geron Corp.*†

15,570

88,438

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

25

SCHEDULE OF INVESTMENTS

December 31, 2007

CONSUMER PRODUCTS FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 0.8%

Repurchase Agreement (Note 5)

Procter & Gamble Co.

40,949

$

3,006,476

Lehman Brothers Holdings, Inc.

Altria Group, Inc.

33,932

2,564,581

issued 12/31/07 at 1.00%

Coca-Cola Co.

39,099

2,399,506

due 01/02/08

$

321,901

$

321,901

PepsiCo, Inc.

29,054

2,205,199

Total Repurchase Agreement

Unilever NV

46,190

1,684,087

(Cost $321,901)

321,901

Diageo PLC — SP ADR

16,680

1,431,644

Kraft Foods, Inc. — Class A

42,051

1,372,124

SECURITIES LENDING COLLATERAL 7.0%

Colgate-Palmolive Co.†

16,365

1,275,815

Investment in Securities Lending Short Term

Archer-Daniels-Midland Co.

27,116

1,258,996

Investment Portfolio Held by

Anheuser-Busch Cos., Inc.

23,577

1,234,020

U.S. Bank (Note 8)

2,859,901

2,859,901

Kimberly-Clark Corp.

15,238

1,056,603

Total Securities Lending Collateral

Cadbury Schweppes PLC — SP ADR

20,220

998,261

(Cost $2,859,901)

2,859,901

Reynolds American, Inc.†

13,462

887,954

Total Investments 107.4%

Kellogg Co.†

16,526

866,458

(Cost $38,125,668)

$ 43,861,870

Avon Products, Inc.†

20,996

829,972

Liabilities in Excess of

General Mills, Inc.

14,550

829,350

Other Assets – (7.4)%

$  (3,014,901)

Sysco Corp.

25,974

810,649

Kroger Co.

30,107

804,158

Net Assets – 100.0%

$ 40,846,969

Safeway, Inc.

22,446

767,878

H.J. Heinz Co.

16,294

760,604

Bunge Ltd.†

6,530

760,157

Campbell Soup Co.

20,191

721,424

Coca-Cola Enterprises, Inc.†

27,529

716,580

Sara Lee Corp.

40,905

656,934

WM Wrigley Jr Co.†

11,208

656,228

ConAgra Foods, Inc.

27,282

649,039

UST, Inc.†

11,189

613,157

Clorox Co.

9,211

600,281

Loews Corp. - Carolina Group

6,956

593,347

Pepsi Bottling Group, Inc.

14,657

578,365

SUPERVALU, Inc.

15,086

566,027

Molson Coors Brewing Co. —

Class B†

9,884

510,212

Hormel Foods Corp.

11,940

483,331

Energizer Holdings, Inc.*

4,220

473,189

Hershey Co.

11,781

464,171

Estee Lauder Cos., Inc. — Class A

10,002

436,187

Brown-Forman Corp. — Class B†

5,750

426,133

McCormick & Co., Inc.

11,174

423,606

Whole Foods Market, Inc.†

10,031

409,265

PepsiAmericas, Inc.

12,230

407,504

Constellation Brands, Inc. — Class A*

16,923

400,060

Church & Dwight Co., Inc.†

7,220

390,385

Tyson Foods, Inc. — Class A

24,443

374,711

Smithfield Foods, Inc.*†

12,912

373,415

Dean Foods Co.

13,611

351,980

Hansen Natural Corp.*†

7,300

323,317

Corn Products International, Inc.

7,530

276,728

Total Common Stocks

(Cost $34,943,866)

40,680,068

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

26

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

ELECTRONICS FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.9%

PMC - Sierra, Inc.*

3,748

$

24,512

MKS Instruments, Inc.*†

1,264

24,193

Intel Corp.

11,528

$

307,336

RF Micro Devices, Inc.*†

4,010

22,897

Taiwan Semiconductor Manufacturing

Semtech Corp.*†

1,369

21,247

Co. Ltd. — SP ADR

16,773

167,059

FEI Co.*

831

20,634

Texas Instruments, Inc.

4,792

160,053

Cabot Microelectronics Corp.*

549

19,715

MEMC Electronic Materials, Inc.*

1,436

127,072

OmniVision Technologies, Inc.*†

1,147

17,951

Applied Materials, Inc.

6,262

111,213

Spansion, Inc.*

3,136

12,324

Nvidia Corp.*

2,958

100,631

Total Common Stocks

ASML Holding NV

2,818

88,175

(Cost $1,998,594)

2,939,442

STMicroelectronics NV — SP ADR

5,683

81,267

Analog Devices, Inc.

2,232

70,754

FACE

KLA-Tencor Corp.†

1,447

69,688

AMOUNT

Broadcom Corp. — Class A*

2,627

68,670

REPURCHASE AGREEMENT 1.1%

Maxim Integrated Products, Inc.

2,551

67,550

Repurchase Agreement (Note 5)

Marvell Technology Group Ltd.*

4,583

64,070

Lehman Brothers Holdings, Inc.

Microchip Technology, Inc.

2,005

62,997

issued 12/31/07 at 1.00%

Linear Technology Corp.†

1,972

62,769

due 01/02/08

$

33,356

33,356

Cypress Semiconductor Corp.*†

1,713

61,719

Total Repurchase Agreement

Infineon Technologies AG — SP ADR*

5,287

61,541

(Cost $33,356)

33,356

Altera Corp.

2,925

56,511

Xilinx, Inc.

2,558

55,943

SECURITIES LENDING COLLATERAL 23.2%

National Semiconductor Corp.

2,418

54,744

Investment in Securities Lending Short Term

Lam Research Corp.*

1,162

50,233

Investment Portfolio Held by

Advanced Micro Devices, Inc.*†

6,670

50,025

U.S. Bank (Note 8)

681,815

681,815

Micron Technology, Inc.*

6,467

46,886

Total Securities Lending Collateral

Novellus Systems, Inc.*†

1,612

44,443

(Cost $681,815)

681,815

Intersil Corp. — Class A

1,555

38,066

Total Investments 124.2%

International Rectifier Corp.*

1,104

37,503

(Cost $2,713,765)

$ 3,654,613

Varian Semiconductor Equipment

Liabilities in Excess of

Associates, Inc.*†

973

36,001

Other Assets – (24.2)%

$

(711,350)

Cree, Inc.*†

1,304

35,821

Rambus, Inc.*

1,702

35,640

Net Assets – 100.0%

$2,943,263

Tessera Technologies, Inc.*†

838

34,861

ON Semiconductor Corp.*†

3,702

32,874

Silicon Laboratories, Inc.*

878

32,864

Atheros Communications, Inc.*

1,074

32,800

Atmel Corp.*

7,416

32,037

Integrated Device Technology, Inc.*

2,818

31,872

Hittite Microwave Corp.*†

636

30,375

Sigma Designs, Inc.*†

545

30,084

Fairchild Semiconductor International,

Inc.*

2,029

29,278

Teradyne, Inc.*†

2,752

28,456

SiRF Technology Holdings, Inc.*†

1,118

28,095

Skyworks Solutions, Inc.*

3,229

27,446

Microsemi Corp.*†

1,230

27,232

Formfactor, Inc.*†

806

26,679

Cymer, Inc.*

681

26,511

Amkor Technology, Inc.*†

2,975

25,377

Diodes, Inc.*†

823

24,748

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

27

SCHEDULE OF INVESTMENTS

December 31, 2007

ENERGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Pioneer Natural Resources Co.†

15,510

$

757,508

BJ Services Co.†

31,031

752,812

Exxon Mobil Corp.

73,455

$

6,881,999

Tesoro Corp.

15,460

737,442

BP PLC — SP ADR

65,982

4,827,903

Quicksilver Resources, Inc.*†

12,054

718,298

Chevron Corp.

45,433

4,240,262

Pride International, Inc.*

20,737

702,984

Royal Dutch Shell PLC — SP ADR†

44,823

3,774,097

Continental Resources, Inc.*

26,700

697,671

ConocoPhillips

41,283

3,645,289

Exterran Holdings, Inc.*

8,355

683,439

Schlumberger Ltd.

31,991

3,146,955

Forest Oil Corp.*

13,400

681,256

Transocean, Inc.†

18,509

2,649,563

Helmerich & Payne, Inc.

16,954

679,347

Occidental Petroleum Corp.

33,442

2,574,700

CNX Gas Corp.*

21,262

679,321

Hess Corp.†

20,864

2,104,343

Rowan Cos., Inc.†

16,335

644,579

Marathon Oil Corp.

32,382

1,970,769

Cabot Oil & Gas Corp.†

15,460

624,120

Apache Corp.

18,122

1,948,840

Frontier Oil Corp.†

14,848

602,532

Devon Energy Corp.

21,576

1,918,322

Cimarex Energy Co.†

14,080

598,822

Canadian Natural Resources Ltd.†

25,600

1,872,384

Teekay Shipping Corp.†

10,900

579,989

Valero Energy Corp.

26,290

1,841,089

Frontline, Ltd.†

11,800

566,400

Anadarko Petroleum Corp.

27,649

1,816,263

Helix Energy Solutions Group,

Halliburton Co.

45,065

1,708,414

Inc.*†

13,516

560,914

Diamond Offshore Drilling, Inc.†

10,686

1,517,412

Oceaneering International, Inc.*

8,058

542,706

National-Oilwell Varco, Inc.*

20,629

1,515,406

Dresser-Rand Group, Inc.*

13,867

541,506

EOG Resources, Inc.†

16,880

1,506,540

PetroHawk Energy Corp.*

29,300

507,183

XTO Energy, Inc.

29,332

1,506,492

Patterson-UTI Energy, Inc.†

25,458

496,940

Weatherford International Ltd.*

21,597

1,481,554

Tidewater, Inc.†

8,988

493,082

Baker Hughes, Inc.

17,669

1,432,956

Superior Energy Services*

14,311

492,585

Tenaris SA — SP ADR

31,630

1,414,810

Holly Corp.

8,730

444,270

Williams Cos., Inc.

39,300

1,406,154

Global Industries Ltd.*†

19,951

427,350

Peabody Energy Corp.†

21,660

1,335,122

Western Refining, Inc.†

12,200

295,362

Chesapeake Energy Corp.†

33,980

1,332,016

Total Common Stocks

Consol Energy, Inc.

18,440

1,318,829

(Cost $67,951,853)

100,983,604

Murphy Oil Corp.†

15,165

1,286,599

Talisman Energy, Inc.

69,360

1,284,547

FACE

Noble Corp.

22,690

1,282,212

AMOUNT

Nexen, Inc.†

39,250

1,266,597

REPURCHASE AGREEMENT 0.5%

Plains Exploration & Production

Repurchase Agreement (Note 5)

Co.*

23,417

1,264,518

Lehman Brothers Holdings, Inc.

Spectra Energy Corp.†

47,340

1,222,319

issued 12/31/07 at 1.00%

Smith International, Inc.

15,957

1,178,424

due 01/02/08

$

554,119

554,119

Noble Energy, Inc.

14,520

1,154,630

Total Repurchase Agreement

Cameco Corp.

26,900

1,070,889

(Cost $554,119)

554,119

El Paso Corp.

60,648

1,045,572

Ultra Petroleum Corp.*

14,600

1,043,900

SECURITIES LENDING COLLATERAL 17.1%

Southwestern Energy Co.*

18,492

1,030,374

Investment in Securities Lending Short Term

Cameron International Corp.*

19,906

958,076

Investment Portfolio Held by

ENSCO International, Inc.†

15,580

928,880

U.S. Bank (Note 8)

17,299,779

17,299,779

Denbury Resources, Inc.*

30,414

904,816

Total Securities Lending Collateral

Range Resources Corp.†

17,545

901,111

(Cost $17,299,779)

17,299,779

Arch Coal, Inc.

19,350

869,396

Total Investments 117.1%

Sunoco, Inc.†

11,926

863,919

(Cost $85,805,751)

$ 118,837,502

Grant Prideco, Inc.*

14,739

818,162

Liabilities in Excess of

Nabors Industries Ltd.*

29,554

809,484

Other Assets – (17.1)%

$  (17,379,802)

Newfield Exploration Co.*†

15,240

803,148

FMC Technologies, Inc.*

14,094

799,130

Net Assets – 100.0%

$ 101,457,700

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

28

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

ENERGY SERVICES FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.6%

REPURCHASE AGREEMENT 0.6%

Repurchase Agreement (Note 5)

Schlumberger Ltd.

96,672

$

9,509,625

Lehman Brothers Holdings, Inc.

Transocean, Inc.†

55,928

8,006,093

issued 12/31/07 at 1.00%

Halliburton Co.

136,011

5,156,177

due 01/02/08

$

541,733

$

541,733

National-Oilwell Varco, Inc.*

62,085

4,560,764

Total Repurchase Agreement

Diamond Offshore Drilling, Inc.†

32,008

4,545,136

(Cost $541,733)

541,733

Weatherford International Ltd.*

65,218

4,473,955

Baker Hughes, Inc.†

53,166

4,311,762

SECURITIES LENDING COLLATERAL 26.3%

Tenaris SA — SP ADR

95,500

4,271,715

Investment in Securities Lending Short Term

Noble Corp.

68,354

3,862,684

Investment Portfolio Held by

Smith International, Inc.

47,995

3,544,431

U.S. Bank (Note 8)

25,285,475

25,285,475

Cameron International Corp.*

60,194

2,897,137

Total Securities Lending Collateral

ENSCO International, Inc.†

46,875

2,794,687

(Cost $25,285,475)

25,285,475

Grant Prideco, Inc.*

44,360

2,462,424

Total Investments 126.5%

Nabors Industries Ltd.*

89,238

2,444,229

(Cost $88,064,402)

$ 121,340,530

FMC Technologies, Inc.*

42,320

2,399,544

Liabilities in Excess of

BJ Services Co.†

93,619

2,271,197

Other Assets – (26.5)%

$  (25,423,703)

Pride International, Inc.*†

62,424

2,116,174

Exterran Holdings, Inc.*†

25,295

2,069,131

Net Assets – 100.0%

$

95,916,827

Helmerich & Payne, Inc.†

50,932

2,040,845

Rowan Cos., Inc.†

49,084

1,936,855

Atwood Oceanics, Inc.*†

17,891

1,793,394

Dresser-Rand Group, Inc.*

41,555

1,622,723

Oceaneering International, Inc.*

23,987

1,615,524

Patterson-UTI Energy, Inc.†

76,386

1,491,055

Superior Energy Services*

42,921

1,477,341

Tidewater, Inc.†

26,829

1,471,839

Dril-Quip, Inc.*

25,289

1,407,586

SEACOR Holdings, Inc.*†

14,267

1,323,121

Unit Corp.*

28,219

1,305,129

Global Industries Ltd.*†

60,278

1,291,155

Hercules Offshore*†

52,016

1,236,940

W-H Energy Services, Inc.*†

18,908

1,062,819

Oil States International, Inc.*†

28,674

978,357

Complete Production Services,

Inc.*†

52,658

946,264

Tetra Technologies, Inc.*†

52,377

815,510

Total Common Stocks

(Cost $62,237,194)

95,513,322

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

29

SCHEDULE OF INVESTMENTS

December 31, 2007

FINANCIAL SERVICES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 100.0%

TD Ameritrade Holding Corp.*

5,502

$

110,370

Public Storage, Inc.

1,428

104,829

HSBC Holdings PLC — SP ADR†

4,880

$

408,505

Ameriprise Financial, Inc.

1,870

103,056

Bank of America Corp.

9,179

378,726

Vornado Realty Trust†

1,136

99,911

JPMorgan Chase & Co.

8,424

367,708

Fifth Third Bancorp†

3,902

98,057

American International Group, Inc.

6,041

352,190

Assurant, Inc.†

1,460

97,674

ABN AMRO Holding NV — SP ADR†

5,991

323,754

Leucadia National Corp.†

2,050

96,555

Citigroup, Inc.

10,212

300,641

Genworth Financial, Inc. — Class A†

3,730

94,928

Wells Fargo & Co.†

9,543

288,103

Boston Properties, Inc.†

1,031

94,656

Goldman Sachs Group, Inc.

1,300

279,565

Plum Creek Timber Co., Inc. (REIT)†

2,000

92,080

UBS AG — SP ADR

6,020

276,920

Equity Residential†

2,500

91,175

Credit Suisse Group — SP ADR†

4,093

245,989

Legg Mason, Inc.

1,230

89,974

Bank of New York Mellon Corp.

5,024

244,970

UnumProvident Corp.†

3,730

88,737

Wachovia Corp.

6,196

235,634

CNA Financial Corp.

2,620

88,346

U.S. Bancorp†

7,180

227,893

HCP, Inc.†

2,488

86,533

American Express Co.

4,344

225,975

Hudson City Bancorp, Inc.

5,755

86,440

Barclays PLC — SP ADR

5,554

224,215

General Growth Properties, Inc.†

2,073

85,366

Morgan Stanley

3,918

208,085

KIMCO Realty Corp.

2,330

84,812

Prudential Financial, Inc.

2,160

200,966

Bear Stearns Cos., Inc.†

950

83,837

CME Group Inc.†

292

200,312

Annaly Mortgage Management, Inc.†

4,600

83,628

MetLife, Inc.

3,238

199,526

Commerce Bancorp, Inc.†

2,184

83,298

State Street Corp.

2,372

192,606

National City Corp.

4,993

82,185

Charles Schwab Corp.

7,380

188,559

SEI Investments Co.†

2,554

82,162

Travelers Cos, Inc.

3,504

188,515

M&T Bank Corp.†

1,004

81,896

Lehman Brothers Holdings, Inc.†

2,864

187,420

Synovus Financial Corp.

3,390

81,631

Merrill Lynch & Co., Inc.†

3,418

183,478

Nasdaq Stock Market, Inc.*†

1,640

81,164

AFLAC, Inc.

2,890

181,001

Moody’s Corp.†

2,270

81,039

Blackrock, Inc.

790

171,272

Host Hotels & Resorts, Inc.†

4,748

80,906

Loews Corp.

3,284

165,317

KeyCorp†

3,402

79,777

Allstate Corp.

3,150

164,524

Ventas, Inc.†

1,725

78,056

Hartford Financial Services Group,

Cincinnati Financial Corp.†

1,960

77,498

Inc.

1,798

156,768

Eaton Vance Corp.

1,680

76,289

NYSE Euronext†

1,750

153,597

Axis Capital Holdings Ltd.

1,950

75,991

Franklin Resources, Inc.†

1,340

153,336

AvalonBay Communities, Inc.

800

75,312

Fannie Mae

3,808

152,244

Everest Re Group Ltd.

750

75,300

Chubb Corp.

2,663

145,347

XL Capital Ltd.†

1,490

74,962

PNC Financial Services Group, Inc.†

2,195

144,102

Brookfield Properties Corp.

3,865

74,401

ACE Ltd.

2,280

140,858

UnionBanCal Corp.

1,520

74,343

Principal Financial Group, Inc.

2,020

139,057

Janus Capital Group, Inc.†

2,233

73,354

Brookfield Asset Management, Inc. —

Torchmark Corp.†

1,210

73,241

Class A†

3,815

136,081

People’s United Financial, Inc.

4,109

73,140

Northern Trust Corp.

1,750

134,015

Comerica, Inc.†

1,680

73,130

SunTrust Banks, Inc.†

2,126

132,854

W.R. Berkley Corp.

2,432

72,498

T. Rowe Price Group, Inc.

2,130

129,674

White Mountains Insurance Group

Simon Property Group, Inc.†

1,446

125,600

Ltd.

140

71,967

ProLogis†

1,889

119,725

Safeco Corp.

1,290

71,827

Marsh & McLennan Cos., Inc.

4,510

119,380

New York Community Bancorp, Inc.†

4,080

71,726

Aon Corp.

2,500

119,225

AMB Property Corp.†

1,240

71,374

Lincoln National Corp.

1,980

115,276

Willis Group Holdings Ltd.

1,860

70,624

Capital One Financial Corp.†

2,403

113,566

PartnerRe Ltd.

840

69,325

Progressive Corp.

5,910

113,236

Markel Corp.*

140

68,754

Regions Financial Corp.†

4,761

112,598

Discover Financial Services†

4,550

68,614

Nymex Holdings, Inc.

835

111,564

Transatlantic Holdings, Inc.

940

68,310

BB&T Corp.†

3,620

111,025

Arch Capital Group Ltd.*

960

67,536

Freddie Mac

3,240

110,387

American Capital Strategies, Ltd.†

2,030

66,909

30

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

FINANCIAL SERVICES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

Washington Mutual, Inc.

4,902

$

66,716

Countrywide Financial Corp.†

5,476

$

48,955

Huntington Bancshares, Inc.†

4,471

65,992

City National Corp.

820

48,831

SL Green Realty Corp.†

699

65,329

Jefferies Group, Inc.†

2,090

48,175

Federated Investors, Inc. — Class B†

1,580

65,033

Hospitality Properties Trust†

1,490

48,008

Marshall & Ilsley Corp.†

2,420

64,082

Allied Capital Corp.

2,230

47,945

Federal Realty Investment Trust†

780

64,077

Taubman Centers, Inc.

940

46,239

RenaissanceRe Holdings Ltd.†

1,060

63,854

UDR, Inc.†

2,281

45,278

CB Richard Ellis Group, Inc. —

Camden Property Trust

923

44,442

Class A*†

2,909

62,689

Essex Property Trust, Inc.†

450

43,871

Macerich Co.†

880

62,533

Weingarten Realty Investors†

1,390

43,702

Rayonier, Inc.

1,290

60,940

Jones Lang LaSalle, Inc.

600

42,696

Raymond James Financial, Inc.

1,850

60,421

Liberty Property Trust

1,455

41,919

Sovereign Bancorp, Inc.†

5,298

60,397

First Horizon National Corp.†

2,153

39,077

Regency Centers Corp.†

930

59,976

TCF Financial Corp.

2,150

38,550

TFS Financial Corp*

5,020

59,939

Student Loan Corp.

330

36,300

Health Care REIT, Inc.†

1,330

59,438

Colonial BancGroup, Inc.

2,665

36,084

SLM Corp.†

2,915

58,708

Ambac Financial Group, Inc.†

1,220

31,439

BOK Financial Corp.

1,124

58,111

MBIA, Inc.†

1,360

25,337

American Financial Group, Inc.

1,986

57,356

First Marblehead Corp.†

1,543

23,608

Zions Bancorporation†

1,220

56,962

E*Trade Financial Corp.*†

5,499

19,521

Commerce Bancshares, Inc.

1,260

56,524

Total Common Stocks

Alleghany Corp.*

140

56,280

(Cost $16,623,927)

17,512,949

Developers Diversified Realty Corp.†

1,450

55,520

Associated Banc-Corp.

2,040

55,264

FACE

Affiliated Managers Group, Inc.*†

470

55,206

AMOUNT

HCC Insurance Holdings, Inc.

1,912

54,836

REPURCHASE AGREEMENT 0.7%

First American Corp.†

1,596

54,456

Repurchase Agreement (Note 5)

Reinsurance Group of America, Inc.

1,034

54,264

Lehman Brothers Holdings, Inc.

Cullen/Frost Bankers, Inc.†

1,070

54,206

issued 12/31/07 at 1.00%

Allied World Assurance Company

due 01/02/08

$

115,215

115,215

Holdings Ltd

1,077

54,033

Total Repurchase Agreement

Alexandria Real Estate Equities, Inc.†

530

53,885

(Cost $115,215)

115,215

Unitrin, Inc.

1,120

53,749

Brown & Brown, Inc.

2,285

53,697

SECURITIES LENDING COLLATERAL 19.5%

Duke Realty Corp.†

2,056

53,620

Investment in Securities Lending Short Term

Old Republic International Corp.

3,458

53,288

Investment Portfolio Held by

CapitalSource, Inc.†

3,029

53,280

U.S. Bank (Note 8)

3,413,726

3,413,726

CIT Group, Inc.

2,185

52,506

Total Securities Lending Collateral

Protective Life Corp.

1,270

52,095

(Cost $3,413,726)

3,413,726

Fidelity National Financial, Inc. —

Total Investments 120.2%

Class A†

3,546

51,807

(Cost $20,152,868)

$ 21,041,890

Forest City Enterprises, Inc. —

Liabilities in Excess of

Class A†

1,154

51,284

Other Assets – (20.2)%

$  (3,534,204)

Erie Indemnity Co. — Class A

980

50,852

Popular, Inc.†

4,760

50,456

Net Assets – 100.0%

$ 17,507,686

Philadelphia Consolidated Holding

Corp.*

1,260

49,581

iStar Financial, Inc.†

1,890

49,235

Apartment Investment &

Management Co. — Class A†

1,414

49,108

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

31

SCHEDULE OF INVESTMENTS

December 31, 2007

HEALTH CARE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.6%

AmerisourceBergen Corp.

6,497

$

291,520

Varian Medical Systems, Inc.*†

5,541

289,019

Johnson & Johnson, Inc.

21,486

$

1,433,116

DENTSPLY International, Inc.

6,126

275,793

Pfizer, Inc.

53,549

1,217,169

Hospira, Inc.*

6,325

269,698

Merck & Co., Inc.

20,676

1,201,482

Respironics, Inc.*

4,010

262,575

GlaxoSmithKline PLC — SP ADR†

23,500

1,184,165

Covance, Inc.*

2,993

259,254

Novartis AG — SP ADR

21,430

1,163,863

Applera Corp. - Applied Biosystems

Sanofi-Aventis — SP ADR

25,350

1,154,186

Group

7,366

249,855

UnitedHealth Group, Inc.

16,993

988,993

Henry Schein, Inc.*

3,960

243,144

Abbott Laboratories

17,256

968,924

Charles River Laboratories

Genentech, Inc.*

12,048

808,059

International, Inc.*

3,658

240,696

WellPoint, Inc.*

8,933

783,692

DaVita, Inc.*†

4,255

239,769

Wyeth

17,367

767,448

Barr Pharmaceuticals, Inc.*

4,511

239,534

Eli Lilly & Co.

14,314

764,225

Pharmaceutical Product Development,

AstraZeneca PLC — SP ADR†

17,260

739,073

Inc.†

5,685

229,504

Medtronic, Inc.

14,544

731,127

Health Net, Inc.*

4,684

226,237

Bristol-Myers Squibb Co.

26,462

701,772

Cephalon, Inc.*†

3,128

224,465

Gilead Sciences, Inc.*

15,250

701,653

Invitrogen Corp.*

2,400

224,184

Alcon, Inc. — SP ADR

4,635

662,990

Beckman Coulter, Inc.

2,940

214,032

Amgen, Inc.*†

14,188

658,891

Warner Chilcott Ltd.*

11,860

210,278

Teva Pharmaceutical Industries

Cerner Corp.*†

3,728

210,259

Ltd. — SP ADR†

13,920

647,002

Millipore Corp.*†

2,844

208,124

Baxter International, Inc.

11,072

642,730

Patterson Cos., Inc.*

6,117

207,672

Schering-Plough Corp.

22,124

589,383

Idexx Laboratories, Inc.*

3,460

202,860

Stryker Corp.†

7,685

574,223

VCA Antech, Inc.*

4,550

201,247

Aetna, Inc.

9,922

572,797

Amylin Pharmaceuticals, Inc.*†

5,406

200,022

Medco Health Solutions, Inc.*

5,618

569,665

ImClone Systems, Inc.*†

4,550

195,650

Thermo Fisher Scientific, Inc.*

8,724

503,200

Kinetic Concepts, Inc.*†

3,591

192,334

Covidien Ltd.

11,209

496,447

Endo Pharmaceuticals Holdings, Inc.*

7,127

190,077

Express Scripts, Inc.*

6,796

496,108

IMS Health, Inc.

8,235

189,734

McKesson Corp.

7,241

474,358

Gen-Probe, Inc.*

2,900

182,497

Genzyme Corp.*

6,340

471,950

Mylan Laboratories, Inc.†

12,738

179,096

Becton, Dickinson & Co.

5,550

463,869

PerkinElmer, Inc.

6,560

170,691

Allergan, Inc.

6,904

443,513

Brookdale Senior Living, Inc.†

5,130

145,743

Cardinal Health, Inc.†

7,662

442,481

Vertex Pharmaceuticals, Inc.*

6,263

145,490

CIGNA Corp.

7,491

402,491

Omnicare, Inc.

6,252

142,608

Intuitive Surgical, Inc.*†

1,233

400,109

APP Pharmaceuticals Inc.*†

8,350

85,755

Biogen Idec, Inc.*†

6,734

383,299

WellCare Health Plans, Inc.*

1,983

84,099

Boston Scientific Corp.*

32,780

381,231

Total Common Stocks

Hologic, Inc.*†

5,538

380,128

(Cost $30,407,103)

37,359,954

Humana, Inc.*

4,994

376,098

St. Jude Medical, Inc.*

9,021

366,613

FACE

Zimmer Holdings, Inc.*

5,515

364,817

AMOUNT

Shire PLC — SP ADR†

5,120

353,024

REPURCHASE AGREEMENT 0.4%

Celgene Corp.*

7,425

343,109

Repurchase Agreement (Note 5)

C.R. Bard, Inc.†

3,619

343,081

Lehman Brothers Holdings, Inc.

Forest Laboratories, Inc.*

9,322

339,787

issued 12/31/07 at 1.00%

Elan Corp. PLC -SP ADR*†

14,910

327,722

due 01/02/08

$

139,364

139,364

Waters Corp.*

4,074

322,131

Total Repurchase Agreement

Quest Diagnostics, Inc.

5,978

316,236

(Cost $139,364)

139,364

Coventry Health Care, Inc.*

5,218

309,167

Laboratory Corporation of America

Holdings*†

4,089

308,842

32

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

HEALTH CARE FUND

MARKET

FACE

VALUE

AMOUNT

(NOTE 1)

SECURITIES LENDING COLLATERAL 13.5%

Investment in Securities Lending Short Term

Investment Portfolio Held by

U.S. Bank (Note 8)

$5,069,100

$

5,069,100

Total Securities Lending Collateral

(Cost $5,069,100)

5,069,100

Total Investments 113.5%

(Cost $35,615,567)

$ 42,568,418

Liabilities in Excess of

Other Assets – (13.5)%

$  (5,047,223)

Net Assets – 100.0%

$ 37,521,195

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

|

33

33

SCHEDULE OF INVESTMENTS

December 31, 2007

INTERNET FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.5%

REPURCHASE AGREEMENT 0.0%

Repurchase Agreement (Note 5)

Google, Inc. — Class A*

3,671

$

2,538,423

Lehman Brothers Holdings, Inc.

Cisco Systems, Inc.*

80,966

2,191,750

issued 12/31/07 at 1.00%

Research In Motion Ltd.*

13,124

1,488,262

due 01/02/08

$

9,132

$

9,132

Qualcomm, Inc.

37,361

1,470,155

Total Repurchase Agreement

Time Warner, Inc.

83,283

1,375,002

(Cost $9,132)

9,132

eBay, Inc.*

35,148

1,166,562

Amazon.com, Inc.*

12,421

1,150,681

SECURITIES LENDING COLLATERAL 22.9%

Yahoo!, Inc.*

41,096

955,893

Investment in Securities Lending Short Term

Juniper Networks, Inc.*†

22,036

731,595

Investment Portfolio Held by

Sun Microsystems, Inc.*

35,681

646,897

U.S. Bank (Note 8)

5,718,672

5,718,672

Symantec Corp.*

38,126

615,354

Total Securities Lending Collateral

Intuit, Inc.*†

19,333

611,116

(Cost $5,718,672)

5,718,672

VeriSign, Inc.*†

16,139

606,988

Total Investments 122.4%

Qwest Communications International,

(Cost $27,576,377)

$ 30,533,393

Inc.*†

83,417

584,753

Liabilities in Excess of

Expedia, Inc.*†

16,942

535,706

Other Assets – (22.4)%

$  (5,596,136)

Broadcom Corp. — Class A*

20,427

533,962

BEA Systems, Inc.*†

31,500

497,070

Net Assets – 100.0%

$ 24,937,257

IAC/InterActiveCorp*†

17,716

476,915

McAfee, Inc.*

11,899

446,212

Akamai Technologies, Inc.*†

12,862

445,025

Priceline.com, Inc.*†

3,821

438,880

Check Point Software Technologies

Ltd.*†

17,348

380,962

Red Hat, Inc.*

17,921

373,474

Equinix, Inc.*†

3,640

367,895

Monster Worldwide, Inc.*†

11,077

358,895

Sohu.com, Inc.*

5,670

309,128

Foundry Networks, Inc.*†

16,455

288,292

HLTH Corp.*†

20,721

277,661

Ciena Corp.*†

8,130

277,314

Netflix, Inc.*†

10,245

272,722

VistaPrint Ltd.*†

6,110

261,813

Omniture, Inc.*†

7,730

257,332

ValueClick, Inc.*

11,250

246,375

TIBCO Software, Inc.*†

30,122

243,085

F5 Networks, Inc.*†

8,350

238,142

CNET Networks, Inc.*†

25,916

236,872

SAVVIS, Inc.*†

6,650

185,601

DealerTrack Holdings, Inc.*†

5,450

182,412

Digital River, Inc.*†

5,328

176,197

j2 Global Communications, Inc.*†

7,120

150,730

E*Trade Financial Corp.*†

32,823

116,522

Palm, Inc.†

15,294

96,964

Total Common Stocks

(Cost $21,848,573)

24,805,589

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

34

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

LEISURE FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Callaway Golf Co.†

6,953

$

121,191

Sonic Corp.*†

5,470

119,793

McDonald’s Corp.

15,466

$

911,102

Gaylord Entertainment Co.*†

2,950

119,386

Walt Disney Co.†

25,112

810,615

Jack in the Box, Inc.*

4,580

118,027

Time Warner, Inc.

47,396

782,508

Pinnacle Entertainment, Inc.*†

4,819

113,536

News Corp. — Class A

32,718

670,392

Brunswick Corp.†

6,558

111,814

Viacom, Inc. — Class A

13,280

583,258

International Speedway Corp. —

Las Vegas Sands Corp.*†

5,507

567,496

Class A

2,690

110,774

Carnival Corp.

11,834

526,495

Panera Bread Co. — Class A*†

2,710

97,072

MGM MIRAGE*

5,726

481,098

Pool Corp.†

4,560

90,425

Yum! Brands, Inc.

12,540

479,906

Live Nation, Inc.*†

5,660

82,183

Electronic Arts, Inc.*†

7,743

452,269

Warner Music Group Corp.†

12,410

75,205

Harrah’s Entertainment, Inc.

4,949

439,224

IHOP Corp.†

1,710

62,552

International Game Technology, Inc.†

9,256

406,616

Total Common Stocks

Starbucks Corp.*†

17,916

366,740

(Cost $12,199,354)

15,232,288

Activision, Inc.*

11,816

350,935

Marriott International, Inc. — Class A

10,050

343,509

FACE

Royal Caribbean Cruises Ltd.†

7,887

334,724

AMOUNT

Wynn Resorts Ltd.†

2,889

323,944

REPURCHASE AGREEMENT 0.4%

Tim Hortons, Inc.†

7,700

284,361

Repurchase Agreement (Note 5)

Starwood Hotels & Resorts

Lehman Brothers Holdings, Inc.

Worldwide, Inc.

6,341

279,194

issued 12/31/07 at 1.00%

Mattel, Inc.

14,122

268,883

due 01/02/08

$

56,089

56,089

CTC Media, Inc.*

8,620

260,324

Total Repurchase Agreement

Penn National Gaming, Inc.*

4,050

241,177

(Cost $56,089)

56,089

Eastman Kodak Co.†

10,942

239,302

Burger King Holdings, Inc.

7,674

218,786

SECURITIES LENDING COLLATERAL 20.0%

Hasbro, Inc.

7,963

203,694

Investment in Securities Lending Short Term

Bally Technologies, Inc.*

3,978

197,786

Investment Portfolio Held by

Wyndham Worldwide Corp.†

7,840

184,710

U.S. Bank (Note 8)

3,062,987

3,062,987

Scientific Games Corp. — Class A*†

5,250

174,562

Total Securities Lending Collateral

Darden Restaurants, Inc.†

6,041

167,396

(Cost $3,062,987)

3,062,987

Chipotle Mexican Grill, Inc.*

1,340

164,887

Total Investments 119.9%

Orient-Express Hotels Ltd. - Class A

2,860

164,507

(Cost $15,318,430)

$ 18,351,364

Boyd Gaming Corp.

4,720

160,810

Liabilities in Excess of

Marvel Entertainment, Inc.*

5,990

159,993

Other Assets – (19.9)%

$  (3,040,309)

THQ, Inc.*

5,374

151,493

WMS Industries, Inc.*

4,065

148,942

Net Assets – 100.0%

$ 15,311,055

Regal Entertainment Group —

Class A†

8,210

148,355

Vail Resorts, Inc.*†

2,630

141,520

Choice Hotels International, Inc.†

4,254

141,233

Wendy’s International, Inc.

5,447

140,750

Polaris Industries, Inc.†

2,922

139,584

Cheesecake Factory, Inc.*†

5,786

137,186

DreamWorks Animation SKG, Inc. —

Class A*†

5,362

136,945

Ameristar Casinos, Inc.†

4,920

135,497

Life Time Fitness, Inc.*†

2,660

132,149

Brinker International, Inc.

6,628

129,644

Take-Two Interactive Software, Inc.*†

6,820

125,829

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS

December 31, 2007

PRECIOUS METALS FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.5%

REPURCHASE AGREEMENT 0.4%

Freeport-McMoRan Copper &

Repurchase Agreement (Note 5)

Gold, Inc.

129,698

$

13,286,263

Lehman Brothers Holdings, Inc.

Newmont Mining Corp.

199,576

9,745,296

issued 12/31/07 at 1.00%

Goldcorp, Inc.†

216,183

7,335,089

due 01/02/08

$

355,404

$

355,404

Barrick Gold Corp.

170,642

7,175,496

Total Repurchase Agreement

Agnico-Eagle Mines Ltd.†

85,863

4,690,696

(Cost $355,404)

355,404

Yamana Gold, Inc.

331,704

4,292,250

Kinross Gold Corp.*†

230,589

4,242,838

SECURITIES LENDING COLLATERAL 27.2%

AngloGold Ashanti Ltd. —

Investment in Securities Lending Short Term

SP ADR†

86,860

3,718,477

Investment Portfolio Held by

Silver Wheaton Corp.*†

187,234

3,177,361

U.S. Bank (Note 8)

24,965,966

24,965,966

Gold Fields Ltd. — SP ADR

220,467

3,130,631

Total Securities Lending Collateral

Coeur d’Alene Mines Corp.*†

599,538

2,961,718

(Cost $24,965,966)

24,965,966

Pan American Silver Corp.*

82,680

2,888,012

Total Investments 127.1%

Meridian Gold, Inc.*

77,583

2,754,197

(Cost $86,343,118)

$ 116,467,298

Cia de Minas Buenaventura SA —

Liabilities in Excess of

SP ADR†

44,675

2,528,605

Other Assets – (27.1)%

$  (24,854,733)

Harmony Gold Mining Co. Ltd. —

SP ADR*

224,731

2,316,977

Net Assets – 100.0%

$

91,612,565

Silver Standard Resources, Inc.*†

60,011

2,192,202

Hecla Mining Co.*†

223,869

2,093,175

Randgold Resources Ltd. —

SP ADR†

53,403

1,982,853

Royal Gold, Inc.†

53,093

1,620,398

Golden Star Resources Ltd.*†

467,406

1,477,003

Northgate Minerals Corp.*

449,668

1,362,494

Iamgold Corp.

161,460

1,307,826

Stillwater Mining Co.*†

127,097

1,227,757

Eldorado Gold Corp.*

202,226

1,172,911

Apex Silver Mines Ltd.*†

64,783

987,293

Crystallex International Corp.*†

402,950

918,726

NovaGold Resources, Inc.*†

68,552

559,384

Total Common Stocks

(Cost $61,021,748)

91,145,928

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

36

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

RETAILING FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 98.4%

RadioShack Corp.†

2,104

$

35,473

Longs Drug Stores Corp.

711

33,417

Wal-Mart Stores, Inc.

7,785

$

370,021

Dollar Tree Stores, Inc.*

1,244

32,244

CVS Caremark Corp.

5,053

200,857

Penske Auto Group, Inc.

1,758

30,695

Amazon.com, Inc.*†

1,709

158,322

Rite Aid Corp.*†

10,933

30,503

Walgreen Co.

4,133

157,385

AnnTaylor Stores Corp.*

1,114

28,474

Home Depot, Inc.

5,803

156,333

Dillard’s, Inc. — Class A†

1,504

28,245

Costco Wholesale Corp.

2,158

150,542

Bebe Stores, Inc.

2,085

26,813

Target Corp.

2,945

147,250

Tractor Supply Co.*

746

26,811

Best Buy Co., Inc.†

2,532

133,310

OfficeMax, Inc.†

1,238

25,577

Lowe’s Cos., Inc.†

5,859

132,531

Chico’s FAS, Inc.*

2,809

25,365

The Gap, Inc.†

5,322

113,252

Collective Brands, Inc.*

1,448

25,181

Staples, Inc.

4,605

106,237

Big Lots, Inc.*†

1,523

24,353

TJX Cos., Inc.

3,178

91,304

Rent-A-Center, Inc.*

1,601

23,247

Kohl’s Corp.*

1,885

86,333

Men’s Wearhouse, Inc.†

860

23,203

Liberty Media Corp - Interactive*

4,484

85,555

Blue Nile, Inc.*†

326

22,188

GameStop Corp. — Class A*

1,351

83,911

Cabela’s, Inc. — Class A*†

1,389

20,932

Sears Holdings Corp.*†

812

82,865

GSI Commerce, Inc.*†

1,070

20,865

Macy’s, Inc.

2,930

75,799

Zale Corp.*†

1,150

18,469

Expedia, Inc.*

2,332

73,738

Zumiez, Inc.*

641

15,615

AutoZone, Inc.*

601

72,066

Circuit City Stores, Inc.†

3,513

14,755

Genuine Parts Co.

1,516

70,191

Total Common Stocks

Nordstrom, Inc.†

1,833

67,326

(Cost $3,151,527)

4,579,653

Abercrombie & Fitch Co. — Class A

838

67,015

Sherwin-Williams Co.

1,154

66,978

FACE

Bed Bath & Beyond, Inc.*

2,247

66,039

AMOUNT

IAC/InterActiveCorp*†

2,439

65,658

REPURCHASE AGREEMENT 1.1%

J.C. Penney Co., Inc.

1,492

65,633

Repurchase Agreement (Note 5)

Limited Brands, Inc.

3,370

63,794

Lehman Brothers Holdings, Inc.

Priceline.com, Inc.*†

525

60,301

issued 12/31/07 at 1.00%

Tiffany & Co.†

1,282

59,010

due 01/02/08

$

49,581

49,581

Urban Outfitters, Inc.*†

2,151

58,636

Total Repurchase Agreement

Advance Auto Parts, Inc.

1,407

53,452

(Cost $49,581)

49,581

CarMax, Inc.*†

2,587

51,093

American Eagle Outfitters, Inc.

2,411

50,076

SECURITIES LENDING COLLATERAL 18.8%

Saks, Inc.*

2,354

48,869

Investment in Securities Lending Short Term

O’Reilly Automotive, Inc.*

1,495

48,483

Investment Portfolio Held by

Ross Stores, Inc.

1,846

47,202

U.S. Bank (Note 8)

873,568

873,568

J. Crew Group, Inc.*†

971

46,812

Total Securities Lending Collateral

LKQ Corp.*†

2,209

46,433

(Cost $873,568)

873,568

Aeropostale, Inc.*†

1,628

43,142

Total Investments 118.3%

AutoNation, Inc.*†

2,729

42,736

(Cost $4,074,676)

$ 5,502,802

Guess?, Inc.†

1,098

41,603

Liabilities in Excess of

Office Depot, Inc.*

2,922

40,645

Other Assets – (18.3)%

$

(851,541)

Petsmart, Inc.

1,673

39,366

Williams-Sonoma, Inc.†

1,488

38,539

Net Assets – 100.0%

$ 4,651,261

Netflix, Inc.*†

1,410

37,534

BJ’s Wholesale Club, Inc.*

1,106

37,416

Barnes & Noble, Inc.

1,084

37,344

Family Dollar Stores, Inc.†

1,895

36,441

Dick’s Sporting Goods, Inc.*

1,302

36,143

Foot Locker, Inc.†

2,614

35,707

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

37

SCHEDULE OF INVESTMENTS

December 31, 2007

TECHNOLOGY FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

Electronic Data Systems Corp.

10,167

$

210,762

Amphenol Corp. — Class A

4,488

208,109

Microsoft Corp.

37,761

$

1,344,292

Fiserv, Inc.*†

3,709

205,812

Apple, Inc.*

4,864

963,461

Harris Corp.

3,212

201,328

Google, Inc. — Class A*

1,318

911,371

Analog Devices, Inc.

6,223

197,269

Intel Corp.

32,121

856,346

Satyam Computer Services Ltd. —

Nokia Oyj — SP ADR†

22,119

849,148

SP ADR†

7,370

196,926

Cisco Systems, Inc.*

29,015

785,436

Iron Mountain, Inc.*†

5,264

194,873

International Business Machines

KLA-Tencor Corp.†

4,039

194,518

Corp.

7,242

782,860

Business Objects SA — SP ADR*

3,180

193,662

Hewlett-Packard Co.

14,976

755,988

Salesforce.com, Inc.*

3,080

193,085

Oracle Corp.*

32,178

726,579

Network Appliance, Inc.*

7,682

191,743

Research In Motion Ltd.*

4,700

532,980

Broadcom Corp. — Class A*

7,321

191,371

Qualcomm, Inc.

13,389

526,857

Cognizant Technology Solutions

SAP AG — SP ADR†

10,010

511,010

Corp. — Class A*

5,592

189,792

Dell, Inc.*

19,273

472,381

BMC Software, Inc.*

5,306

189,106

Taiwan Semiconductor Manufacturing

Maxim Integrated Products, Inc.

7,106

188,167

Co. Ltd. — SP ADR

46,736

465,491

Western Digital Corp.*

6,177

186,607

Texas Instruments, Inc.

13,353

445,990

Computer Sciences Corp.*

3,755

185,760

eBay, Inc.*

12,597

418,094

NAVTEQ Corp.*

2,440

184,464

Corning, Inc.

16,558

397,226

Fidelity National Information Services,

EMC Corp*†

20,957

388,333

Inc.

4,303

178,962

Motorola, Inc.

23,644

379,250

Marvell Technology Group Ltd.*

12,773

178,567

MEMC Electronic Materials, Inc.*†

4,007

354,579

BEA Systems, Inc.*†

11,292

178,188

Yahoo!, Inc.*

14,722

342,434

Microchip Technology, Inc.

5,589

175,606

Adobe Systems, Inc.*

7,636

326,286

Linear Technology Corp.†

5,497

174,970

MasterCard, Inc.

1,500

322,800

Amdocs, Ltd.*†

5,071

174,797

Western Union Co.

12,990

315,397

Cypress Semiconductor Corp.*†

4,777

172,115

Infosys Technologies Ltd. — SP ADR

6,950

315,252

Infineon Technologies AG — SP ADR*

14,730

171,457

Automatic Data Processing, Inc.

7,066

314,649

Citrix Systems, Inc.*

4,462

169,601

Applied Materials, Inc.

17,455

310,001

Nortel Networks Corp.*†

10,960

165,386

Telefonaktiebolaget LM Ericsson —

Cognos Inc*

2,790

160,620

SP ADR†

12,918

301,635

McAfee, Inc.*

4,267

160,013

Accenture Ltd. — Class A

8,192

295,158

Akamai Technologies, Inc.*†

4,610

159,506

Tyco Electronics Ltd.

7,860

291,842

Alliance Data Systems Corp.*†

2,124

159,279

Electronic Arts, Inc.*†

4,878

284,924

Altera Corp.

8,155

157,555

Nvidia Corp.*

8,247

280,563

Xilinx, Inc.

7,132

155,977

AU Optronics Corp. — SP ADR†

13,653

262,138

Total System Services, Inc.†

5,560

155,680

Juniper Networks, Inc.*†

7,892

262,014

National Semiconductor Corp.

6,743

152,662

Xerox Corp.

15,549

251,738

DST Systems, Inc.*†

1,832

151,232

Agilent Technologies, Inc.*

6,803

249,942

SanDisk Corp.*

4,506

149,464

ASML Holding NV

7,856

245,814

Mettler Toledo International, Inc.*

1,269

144,412

Seagate Technology†

9,500

242,250

Flir Systems, Inc.*

4,610

144,293

Alcatel-Lucent

32,388

237,080

Hewitt Associates, Inc. — Class A*

3,740

143,205

CA, Inc.

9,431

235,303

Arrow Electronics, Inc.*†

3,623

142,311

Sun Microsystems, Inc.*

12,790

231,883

Lam Research Corp.*

3,235

139,849

Paychex, Inc.†

6,352

230,069

NCR Corp.*†

5,537

138,979

Autodesk, Inc.*

4,562

227,005

Avnet, Inc.*

3,965

138,656

STMicroelectronics NV — SP ADR

15,840

226,512

Check Point Software Technologies

Activision, Inc.*†

7,438

220,909

Ltd.*†

6,217

136,525

Symantec Corp.*

13,656

220,408

Red Hat, Inc.*

6,424

133,876

Intuit, Inc.*†

6,932

219,121

Equinix, Inc.*†

1,310

132,402

Flextronics International Ltd.*†

18,120

218,527

Global Payments, Inc.

2,830

131,652

VeriSign, Inc.*†

5,785

217,574

Micron Technology, Inc.*†

18,018

130,631

38

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2007

TECHNOLOGY FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

Cadence Design Systems, Inc.*†

7,608

$

129,412

REPURCHASE AGREEMENT 0.4%

Affiliated Computer Services, Inc. —

Repurchase Agreement (Note 5)

Class A*

2,847

128,400

Lehman Brothers Holdings, Inc.

Broadridge Financial Solutions, Inc.

5,706

127,986

issued 12/31/07 at 1.00%

Ansys, Inc.*†

3,050

126,453

due 01/02/08

$

124,322

$

124,322

Synopsys, Inc.*†

4,876

126,435

Total Repurchase Agreement

Novellus Systems, Inc.*†

4,494

123,900

(Cost $124,322)

124,322

Micros Systems, Inc.*†

1,680

117,869

CommScope, Inc.*

2,392

117,710

SECURITIES LENDING COLLATERAL 18.0%

Nuance Communications, Inc.*†

6,240

116,563

Investment in Securities Lending Short Term

Advanced Micro Devices, Inc.*†

15,182

113,865

Investment Portfolio Held by

Lexmark International, Inc.*†

3,246

113,156

U.S. Bank (Note 8)

5,974,778

5,974,778

Ingram Micro, Inc. — Class A*

6,239

112,552

Total Securities Lending Collateral

Itron, Inc.*†

1,170

112,285

(Cost $5,974,778)

5,974,778

LSI Logic Corp.*

20,895

110,952

Total Investments 117.9%

Molex, Inc.

4,045

110,429

(Cost $33,776,299)

$ 39,063,197

Trimble Navigation Ltd.*†

3,620

109,469

Liabilities in Excess of

National Instruments Corp.

3,210

106,989

Other Assets – (17.9)%

$  (5,940,486)

Intersil Corp. — Class A

4,334

106,096

Brocade Communications Systems,

Net Assets – 100.0%

$ 33,122,711

Inc.*†

14,273

104,764

International Rectifier Corp.*

3,080

104,628

JDS Uniphase Corp.*†

7,863

104,578

Foundry Networks, Inc.*†

5,897

103,315

Varian Semiconductor Equipment

Associates, Inc.*

2,713

100,381

Jabil Circuit, Inc.

6,559

100,156

Ciena Corp.*†

2,911

99,294

Factset Research Systems, Inc.†

1,768

98,478

Tellabs, Inc.*†

15,011

98,172

Novell, Inc.*

14,190

97,485

ON Semiconductor Corp.*†

10,320

91,642

AVX Corp.†

6,760

90,719

Anixter International, Inc.*

1,427

88,859

Integrated Device Technology, Inc.*

7,856

88,851

F5 Networks, Inc.*†

2,993

85,360

Teradyne, Inc.*

7,666

79,266

Gartner, Inc. — Class A*†

4,310

75,684

Diebold, Inc.†

2,606

75,522

Riverbed Technology, Inc.*

2,620

70,059

VeriFone Holdings, Inc.*†

2,911

67,681

Total Common Stocks

(Cost $27,677,199)

32,964,097

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

See Notes to Financial Statements.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

|

39

39

SCHEDULE OF INVESTMENTS

December 31, 2007

TELECOMMUNICATIONS FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.4%

SECURITIES LENDING COLLATERAL 18.3%

Investment in Securities Lending Short Term

AT&T, Inc.

67,930

$

2,823,171

Investment Portfolio Held by

Vodafone Group PLC — SP ADR

72,267

2,697,004

U.S. Bank (Note 8)

$5,825,031

$

5,825,031

Nokia Oyj — SP ADR†

58,354

2,240,210

Total Securities Lending Collateral

Cisco Systems, Inc.*

76,525

2,071,532

(Cost $5,825,031)

5,825,031

Verizon Communications, Inc.

44,950

1,963,865

Total Investments 117.7%

America Movil SAB de CV — SP ADR

24,373

1,496,258

(Cost $29,242,425)

$ 37,421,537

Research In Motion Ltd.*

12,408

1,407,067

Qualcomm, Inc.

35,309

1,389,409

Liabilities in Excess of

Corning, Inc.†

43,676

1,047,787

Other Assets – (17.7)%

$  (5,640,738)

Motorola, Inc.

62,365

1,000,335

Net Assets – 100.0%

$ 31,780,799

BCE, Inc.

24,930

990,718

Sprint Nextel Corp.†

69,403

911,261

Telefonaktiebolaget LM Ericsson —

SP ADR

34,060

795,301

American Tower Corp. — Class A*

17,466

744,052

Juniper Networks, Inc.*†

20,827

691,456

Crown Castle International Corp.*†

15,228

633,485

Alcatel-Lucent

85,438

625,406

Qwest Communications International,

Inc.*†

78,846

552,710

Harris Corp.

8,478

531,401

Embarq Corp.†

9,209

456,122

Nortel Networks Corp.*†

28,900

436,101

Windstream Corp.†

32,851

427,720

NII Holdings, Inc. — Class B*†

8,750

422,800

MetroPCS Communications, Inc.*†

20,910

406,700

Golden Telecom, Inc.*†

3,980

401,781

Tele Norte Leste Participacoes SA —

ADR

18,870

363,814

CenturyTel, Inc.

8,711

361,158

U.S. Cellular Corp.*†

4,223

355,154

Citizens Communications Co.

27,609

351,463

SBA Communications Corp.*†

9,620

325,541

Brasil Telecom Participacoes SA —

SP ADR†

4,282

319,352

Telephone & Data Systems, Inc.

4,898

306,615

Level 3 Communications, Inc.*†

99,430

302,267

Time Warner Telecom, Inc. —

Class A*†

14,020

284,466

JDS Uniphase Corp.*

20,743

275,882

Ciena Corp.*†

7,683

262,067

Tellabs, Inc.*†

39,602

258,997

Leap Wireless International, Inc. —

Class B*†

5,280

246,259

F5 Networks, Inc.*†

7,894

225,137

Clearwire Corp.*†

14,200

194,682

Total Common Stocks

(Cost $23,417,394)

31,596,506

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

ADR — American Depository Receipt.

40

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

December 31, 2007

TRANSPORTATION FUND

MARKET

MARKET

VALUE

FACE

VALUE

SHARES

(NOTE 1)

AMOUNT

(NOTE 1)

COMMON STOCKS 99.1%

REPURCHASE AGREEMENT 0.9%

Repurchase Agreement (Note 5)

United Parcel Service, Inc. — Class B†

9,952

$

703,805

Lehman Brothers Holdings, Inc.

Union Pacific Corp.

5,012

629,607

issued 12/31/07 at 1.00%

Burlington Northern Santa Fe Corp.

6,754

562,135

due 01/02/08

$

74,412

$

74,412

FedEx Corp.†

5,680

506,486

Total Repurchase Agreement

Canadian National Railway Co.

10,000

469,300

(Cost $74,412)

74,412

CSX Corp.

10,598

466,100

Norfolk Southern Corp.

9,012

454,565

SECURITIES LENDING COLLATERAL 21.3%

CH Robinson Worldwide, Inc.

5,999

324,666

Investment in Securities Lending Short Term

Expeditors International Washington,

Investment Portfolio Held by

Inc.

6,771

302,528

U.S. Bank (Note 8)

1,812,172

1,812,172

Southwest Airlines Co.†

23,602

287,944

Total Securities Lending Collateral

J.B. Hunt Transport Services, Inc.

7,510

206,901

(Cost $1,812,172)

1,812,172

Hertz Global Holdings, Inc.*†

11,980

190,362

Total Investments 121.3%

Delta Air Lines, Inc.*

12,323

183,489

(Cost $8,350,551)

$ 10,328,069

UAL Corp.*†

5,131

182,971

Liabilities in Excess of

Ryder System, Inc.†

3,760

176,758

Other Assets – (21.3)%

$  (1,814,937)

Kansas City Southern*†

5,068

173,984

Kirby Corp.*

3,581

166,445

Net Assets – 100.0%

$

8,513,132

Northwest Airlines Corp.*

11,139

161,627

Landstar System, Inc.†

3,730

157,220

Alexander & Baldwin, Inc.†

2,979

153,895

AMR Corp.*

10,487

147,133

DryShips, Inc.†

1,850

143,190

SkyWest, Inc.

5,133

137,821

Con-way, Inc.

3,313

137,622

UTI Worldwide, Inc.

6,589

129,144

Continental Airlines, Inc. — Class B*

5,404

120,239

Werner Enterprises, Inc.†

6,775

115,378

Eagle Bulk Shipping, Inc.†

4,230

112,307

Genco Shipping & Trading Ltd.

2,020

110,615

Knight Transportation, Inc.†

7,259

107,506

Copa Holdings SA†

2,780

104,445

HUB Group, Inc. — Class A*†

3,603

95,768

Genesee & Wyoming, Inc. — Class A*

3,790

91,604

Avis Budget Group, Inc.*

6,961

90,493

JetBlue Airways Corp.*†

14,728

86,895

US Airways Group, Inc.*†

5,691

83,715

American Commercial Lines, Inc.*†

5,140

83,474

YRC Worldwide, Inc.*†

4,877

83,348

Total Common Stocks

(Cost $6,463,967)

8,441,485

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

See Notes to Financial Statements.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

|

41

41

SCHEDULE OF INVESTMENTS

December 31, 2007

UTILITIES FUND

MARKET

MARKET

VALUE

VALUE

SHARES

(NOTE 1)

SHARES

(NOTE 1)

COMMON STOCKS 99.5%

AGL Resources, Inc.

16,926

$

637,095

Dynegy Inc.*

89,024

635,631

Exelon Corp.

36,009

$

2,939,774

Aqua America, Inc.†

29,168

618,362

Southern Co.†

55,348

2,144,735

ITC Holdings Corp.

10,910

615,542

Dominion Resources, Inc.

44,508

2,111,905

Great Plains Energy, Inc.†

20,872

611,967

FPL Group, Inc.

31,074

2,106,196

Atmos Energy Corp.

21,339

598,345

Public Service Enterprise Group, Inc.

20,521

2,015,983

Westar Energy, Inc.†

22,804

591,536

Duke Energy Corp.†

99,120

1,999,250

Nicor, Inc.†

12,339

522,557

Entergy Corp.

15,934

1,904,432

Total Common Stocks

FirstEnergy Corp.

26,131

1,890,316

(Cost $53,084,841)

65,204,589

Constellation Energy Group, Inc.

17,377

1,781,664

PPL Corp.

34,092

1,775,852

FACE

American Electric Power Co., Inc.

35,314

1,644,220

AMOUNT

Sempra Energy†

25,993

1,608,447

REPURCHASE AGREEMENT 0.3%

Edison International

29,295

1,563,474

Repurchase Agreement (Note 5)

AES Corp.*

68,930

1,474,413

Lehman Brothers Holdings, Inc.

Consolidated Edison, Inc.

29,249

1,428,814

issued 12/31/07 at 1.00%

PG&E Corp.†

32,973

1,420,807

due 01/02/08

$

204,223

204,223

Progress Energy, Inc.†

28,684

1,389,166

Total Repurchase Agreement

Allegheny Energy, Inc.

21,190

1,347,896

(Cost $204,223)

204,223

Ameren Corp.†

24,085

1,305,648

NRG Energy, Inc.*†

28,580

1,238,657

SECURITIES LENDING COLLATERAL 14.9%

Xcel Energy, Inc.†

53,520

1,207,946

Investment in Securities Lending Short Term

Questar Corp.

22,138

1,197,666

Investment Portfolio Held by

Mirant Corp.*†

29,965

1,168,036

U.S. Bank (Note 8)

9,772,704

9,772,704

Reliant Energy, Inc.*

44,032

1,155,400

Total Securities Lending Collateral

DTE Energy Co.

22,700

997,892

(Cost $9,772,704)

9,772,704

Equitable Resources, Inc.

18,345

977,422

Total Investments 114.7%

Wisconsin Energy Corp.

19,525

951,063

(Cost $63,061,768)

$ 75,181,516

Pepco Holdings, Inc.

32,061

940,349

Liabilities in Excess of

CenterPoint Energy, Inc.†

53,110

909,774

Other Assets – (14.7)%

$  (9,649,970)

SCANA Corp.

21,015

885,782

Northeast Utilities

28,199

882,911

Net Assets – 100.0%

$ 65,531,546

Energen Corp.

13,425

862,288

MDU Resources Group, Inc.

31,100

858,671

NiSource, Inc.†

44,778

845,856

Alliant Energy Corp.

20,708

842,608

Pinnacle West Capital Corp.†

19,078

809,098

Oneok, Inc.

18,036

807,472

Energy East Corp.

29,377

799,348

CMS Energy Corp.†

44,865

779,754

Sierra Pacific Resources†

45,605

774,373

NSTAR†

21,350

773,297

TECO Energy, Inc.†

43,977

756,844

Integrys Energy Group, Inc.

14,595

754,415

National Fuel Gas Co.†

16,155

754,115

DPL, Inc.

25,291

749,878

OGE Energy Corp.†

20,244

734,655

Puget Energy, Inc.

26,689

732,079

Southern Union Co.

23,907

701,909

UGI Corp.

24,624

671,004

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31, 2007 — See Note 8.

42

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

This page intentionally left blank.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

43

STATEMENTS OF ASSETS AND LIABILITIES

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$11,412,020

$116,097,608

$17,941,667

$ 43,539,969

Repurchase Agreements* (Note 5)

33,815

443,629

106,874

321,901

Receivable for Securities Sold (Note 1)

—

—

—

—

Receivable for Fund Shares Sold

1,920,567

1,571,794

579,026

775,258

Investment Income Receivable (Note 1)

21,326

84,795

2,039

78,777

Total Assets

13,387,728

118,197,826

18,629,606

44,715,905

LIABILITIES

Payable upon Return of Securities Loaned (Note 8)

2,232,478

20,976,254

4,092,845

2,859,901

Payable for Securities Purchased (Note 1)

1,893,929

1,340,045

582,628

738,827

Payable for Fund Shares Redeemed

55,571

118,762

696

199,103

Investment Advisory Fees Payable (Note 3)

5,073

64,423

8,855

25,807

Transfer Agent and Administrative Fees Payable (Note 3)

1,492

18,948

2,604

7,590

Distribution and Service Fees Payable (Note 3)

1,492

18,948

2,604

7,590

Portfolio Accounting Fees Payable (Note 3)

597

7,579

1,042

3,036

Custody Fees Payable

179

2,274

313

985

Overdraft Due to Custodian Bank

—

2,168

—

—

Other Liabilities

10,630

57,581

11,444

26,097

Total Liabilities

4,201,441

22,606,982

4,703,031

3,868,936

NET ASSETS

$

9,186,287

$

95,590,844

$13,926,575

$ 40,846,969

NET ASSETS CONSIST OF

Paid-In Capital

$11,078,061

$ 75,646,788

$18,730,623

$ 36,273,099

Undistributed Net Investment Income

31,117

210,622

—

52,693

Accumulated Net Realized Loss on Investments

(2,036,301)

(4,990,625)

(7,712,046)

(1,215,025)

Net Unrealized Appreciation on Investments

113,410

24,724,059

2,907,998

5,736,202

NET ASSETS

$ 9,186,287

$ 95,590,844

$13,926,575

$ 40,846,969

SHARES OUTSTANDING

402,944

2,294,648

645,587

1,103,281

NET ASSET VALUES

$22.80

$41.66

$21.57

$37.02

*

The cost of investments is $11,332,425, $91,817,178, $15,140,543, $38,125,668, $2,713,765, $85,805,751, $88,064,402, $20,152,868,

$35,615,567, $27,576,377, $15,318,430 and $86,343,118, respectively.

44

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

December 31, 2007

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

3,621,257

$ 118,283,383

$120,798,797

$20,926,675

$42,429,054

$30,524,261

$18,295,275

$116,111,894

33,356

554,119

541,733

115,215

139,364

9,132

56,089

355,404

1,406,261

537,055

—

—

1,294,546

1,224,178

—

—

23,731

74,708

158,950

3,784,412

—

54,800

202,181

797,234

984

41,398

30,909

40,696

35,351

9,500

19,531

22,567

5,085,589

119,490,663

121,530,389

24,866,998

43,898,315

31,821,871

18,573,076

117,287,099

681,815

17,299,779

25,285,475

3,413,726

5,069,100

5,718,672

3,062,987

24,965,966

—

—

—

3,900,403

—

—

161,049

556,451

1,446,195

554,986

151,803

991

1,224,733

1,124,527

345

13,567

3,202

66,118

64,623

9,851

27,804

19,776

10,881

55,863

942

19,446

19,007

2,897

8,178

5,817

3,200

18,621

942

19,446

19,007

2,897

8,178

5,817

3,200

18,621

377

7,779

7,603

1,159

3,271

2,327

1,280

7,448

113

2,334

2,281

348

981

734

384

2,243

—

—

—

70

—

—

—

—

8,740

63,075

63,763

26,970

34,875

6,944

18,695

35,754

2,142,326

18,032,963

25,613,562

7,359,312

6,377,120

6,884,614

3,262,021

25,674,534

$

2,943,263

$101,457,700

$

95,916,827

$17,507,686

$37,521,195

$24,937,257

$15,311,055

$

91,612,565

$13,035,713

$  71,887,363

$ 65,465,652

$20,026,700

$32,728,512

$26,029,050

$12,816,490

$ 74,412,642

—

—

—

—

—

—

—

—

(11,033,298)

(3,461,414)

(2,824,953)

(3,408,036)

(2,160,168)

(4,048,809)

(538,369)

(12,924,257)

940,848

33,031,751

33,276,128

889,022

6,952,851

2,957,016

3,032,934

30,124,180

$

2,943,263

$101,457,700

$ 95,916,827

$17,507,686

$37,521,195

$24,937,257

$15,311,055

$ 91,612,565

215,318

2,547,322

2,480,253

797,353

1,267,345

1,396,860

721,413

6,091,922

$13.67

$39.83

$38.67

$21.96

$29.61

$17.85

$21.22

$15.04

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

45

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

Telecom-

Trans-

Retailing

Technology

munications

portation

Fund

Fund

Fund

Fund

ASSETS

Investment Securities* (Notes 1, 2 and 8)

$5,453,221

$38,938,875

$37,421,537

$10,253,657

Repurchase Agreements* (Note 5)

49,581

124,322

—

74,412

Receivable for Securities Sold (Note 1)

107,394

5,159,054

2,280,096

519,002

Receivable for Fund Shares Sold

52,534

13,668

6,138

34,243

Investment Income Receivable (Note 1)

4,847

32,891

86,875

12,012

Total Assets

5,667,577

44,268,810

39,794,646

10,893,326

LIABILITIES

Payable upon Return of Securities Loaned (Note 8)

873,568

5,974,778

5,825,031

1,812,172

Payable for Securities Purchased (Note 1)

—

—

—

—

Payable for Fund Shares Redeemed

122,313

5,103,749

2,103,152

537,401

Investment Advisory Fees Payable (Note 3)

3,546

27,401

24,737

5,665

Transfer Agent and Administrative Fees Payable (Note 3)

1,043

8,059

7,276

1,666

Distribution and Service Fees Payable (Note 3)

1,043

8,059

7,276

1,666

Portfolio Accounting Fees Payable (Note 3)

417

3,224

2,910

666

Custody Fees Payable

135

967

873

208

Overdraft Due to Custodian Bank

—

—

11,358

—

Other Liabilities

14,251

19,862

31,234

20,750

Total Liabilities

1,016,316

11,146,099

8,013,847

2,380,194

NET ASSETS

$4,651,261

$33,122,711

$31,780,799

$

8,513,132

NET ASSETS CONSIST OF

Paid-In Capital

$4,140,001

$30,323,941

$25,972,429

$

7,722,371

Undistributed Net Investment Income

—

—

27,542

—

Accumulated Net Realized Loss on Investments

(916,866)

(2,488,128)

(2,398,284)

(1,186,757)

Net Unrealized Appreciation on Investments

1,428,126

5,286,898

8,179,112

1,977,518

NET ASSETS

$4,651,261

$33,122,711

$31,780,799

$

8,513,132

SHARES OUTSTANDING

412,790

2,035,713

1,330,348

573,449

NET ASSET VALUES

$11.27

$16.27

$23.89

$14.85

*

The cost of investments is $4,074,676, $33,776,299, $29,242,425, $8,350,551 and $63,061,768, respectively.

46

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

December 31, 2007

Utilities

Fund

$74,977,293

204,223

—

1,045,951

107,467

76,334,934

9,772,704

747,215

160,704

44,339

13,041

13,041

5,216

1,565

—

45,563

10,803,388

$65,531,546

$54,716,582

168,848

(1,473,632)

12,119,748

$65,531,546

2,940,041

$22.29

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

47

STATEMENTS OF OPERATIONS

Basic

Bio-

Consumer

Banking

Materials

technology

Products

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

2,695

$

18,335

$

2,729

$

7,035

Income from Securities Lending, net (Note 8)

6,990

55,137

23,861

7,761

Dividends, Net of Foreign Tax Withheld* (Note 1)

420,854

1,455,952

18,875

864,096

Total Income

430,539

1,529,424

45,465

878,892

EXPENSES

Investment Advisory Fees (Note 3)

106,478

697,322

99,625

278,587

Transfer Agent and Administrative Fees (Note 3)

31,317

205,095

29,301

81,937

Portfolio Accounting Fees (Note 3)

12,527

82,038

11,721

32,775

Trustees’ Fees**

1,376

5,706

1,387

3,078

Service Fees (Note 3)

31,317

205,095

29,301

81,937

Custody Fees

3,430

25,068

5,300

8,880

Miscellaneous

12,652

81,723

9,959

32,313

Total Expenses

199,097

1,302,047

186,594

519,507

Net Investment Income (Loss)

231,442

227,377

(141,129)

359,385

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

(236,806)

4,888,395

469,104

3,935,767

Total Net Realized Gain (Loss)

(236,806)

4,888,395

469,104

3,935,767

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(2,663,252)

13,276,324

(231,721)

(1,236,597)

Net Change in Unrealized Appreciation (Depreciation)

(2,663,252)

13,276,324

(231,721)

(1,236,597)

Net Gain (Loss) on Investments

(2,900,058)

18,164,719

237,383

2,699,170

Net Increase (Decrease) in Net Assets from Operations

$ (2,668,616)

$18,392,096

$

96,254

$ 3,058,555

*

Foreign tax withheld of $11,937, $13,496, $0, $1,645, $3,161, $18,357, $0, $9,613, $10,341, $0, $0 and $17,382, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Year Ended December 31, 2007

Energy

Financial

Health

Precious

Electronics

Energy

Services

Services

Care

Internet

Leisure

Metals

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

2,646

$

17,623

$

21,097

$

7,397

$

9,557

$

3,569

$

6,775

$

16,817

6,836

32,401

43,186

19,202

10,144

12,213

17,264

72,017

64,191

958,172

465,391

809,027

670,606

165,148

360,724

376,732

73,673

1,008,196

529,674

835,626

690,307

180,930

384,763

465,566

72,886

655,578

673,997

285,255

375,917

122,869

225,200

473,091

21,437

192,817

198,234

83,899

110,564

36,138

66,235

157,697

8,575

77,127

79,294

33,559

44,225

14,455

26,494

63,079

1,009

6,452

6,267

3,423

4,093

904

2,527

5,330

21,437

192,817

198,234

83,899

110,564

36,138

66,235

157,697

2,951

20,855

22,015

8,833

12,655

4,068

6,825

17,628

7,720

74,205

76,281

35,020

43,268

8,821

26,978

42,327

136,015

1,219,851

1,254,322

533,888

701,286

223,393

420,494

916,849

(62,342)

(211,655)

(724,648)

301,738

(10,979)

(42,463)

(35,731)

(451,283)

(51,554)

9,147,271

5,318,870

(2,475,909)

1,289,369

(2,185,780)

3,885,473

2,831,069

(51,554)

9,147,271

5,318,870

(2,475,909)

1,289,369

(2,185,780)

3,885,473

2,831,069

(389,276)

9,036,708

15,361,157

(3,591,390)

668,394

637,407

(3,807,495)

5,749,066

(389,276)

9,036,708

15,361,157

(3,591,390)

668,394

637,407

(3,807,495)

5,749,066

(440,830)

18,183,979

20,680,027

(6,067,299)

1,957,763

(1,548,373)

77,978

8,580,135

$(503,172)

$17,972,324

$19,955,379

$ (5,765,561)

$1,946,784

$(1,590,836)

$

42,247

$8,128,852

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

49

STATEMENTS OF OPERATIONS (concluded)

Telecom-

Trans-

Retailing

Technology

munications

portation

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest (Note 1)

$

4,833

$

9,258

$

10,192

$

7,386

Income from Securities Lending, net (Note 8)

8,948

12,599

19,739

10,054

Dividends, Net of Foreign Tax Withheld* (Note 1)

124,284

200,338

783,786

324,767

Total Income

138,065

222,195

813,717

342,207

EXPENSES

Investment Advisory Fees (Note 3)

149,844

289,011

389,137

197,961

Transfer Agent and Administrative Fees (Note 3)

44,072

85,003

114,452

58,224

Portfolio Accounting Fees (Note 3)

17,629

34,001

45,781

23,290

Trustees’ Fees**

1,946

2,381

3,453

2,741

Service Fees (Note 3)

44,072

85,003

114,452

58,224

Custody Fees

4,760

9,211

12,532

6,333

Miscellaneous

18,061

27,598

44,573

23,828

Total Expenses

280,384

532,208

724,380

370,601

Net Investment Income (Loss)

(142,319)

(310,013)

89,337

(28,394)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Gain (Loss) on:

Investment Securities

4,054,955

(97,899)

829,644

6,322,992

Total Net Realized Gain (Loss)

4,054,955

(97,899)

829,644

6,322,992

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(4,163,479)

2,356,246

1,033,472

(6,232,420)

Net Change in Unrealized Appreciation (Depreciation)

(4,163,479)

2,356,246

1,033,472

(6,232,420)

Net Gain (Loss) on Investments

(108,524)

2,258,347

1,863,116

90,572

Net Increase (Decrease) in Net Assets from Operations

$

(250,843)

$1,948,334

$1,952,453

$

62,178

*

Foreign tax withheld of $0, $8,186, $23,143, $2,056 and $0, respectively.

**

Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Year Ended December 31, 2007

Utilities

Fund

$

14,156

20,672

1,952,115

1,986,943

582,353

171,280

68,512

5,861

171,280

19,017

65,310

1,083,613

903,330

6,950,046

6,950,046

(471,010)

(471,010)

6,479,036

$7,382,366

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

51

STATEMENTS OF CHANGES IN NET ASSETS

Banking Fund

Basic Materials Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

231,442

$

244,749

$

227,377

$

413,490

Net Realized Gain (Loss) on Investments

(236,806)

(81,922)

4,888,395

(1,526,414)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(2,663,252)

1,594,484

13,276,324

7,071,428

Net Increase (Decrease) in Net Assets from Operations

(2,668,616)

1,757,311

18,392,096

5,958,504

Distributions to Shareholders from: (Note 1)

Net Investment Income

(264,031)

(400,775)

(115,536)

(461,631)

Realized Gain on Investments

—

—

(6,304,782)

(668,570)

Total Distributions to Shareholders

(264,031)

(400,775)

(6,420,318)

(1,130,201)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

53,295,310

56,465,015

207,462,598

126,002,457

Value of Shares Purchased through Dividend Reinvestment

264,031

400,775

6,420,318

1,130,201

Cost of Shares Redeemed

(65,788,808)

(48,453,716)

(188,885,815)

(101,656,305)

Net Increase (Decrease) in Net Assets From Share Transactions

(12,229,467)

8,412,074

24,997,101

25,476,353

Net Increase (Decrease) in Net Assets

(15,162,114)

9,768,610

36,968,879

30,304,656

NET ASSETS—BEGINNING OF PERIOD

24,348,401

14,579,791

58,621,965

28,317,309

NET ASSETS—END OF PERIOD

$

9,186,287

$ 24,348,401

$

95,590,844

$

58,621,965

Undistributed Net Investment Income—End of Period

$

31,117

$

63,706

$

210,622

$

98,781

52

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Biotechnology Fund

Consumer Products Fund

Electronics Fund

Energy Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

2007

2006

$

(141,129)

$

(387,888)

$

359,385

$

488,856

$

(62,342)

$

(221,839)

$

(211,655)

$

(242,437)

469,104

(1,311,771)

3,935,767

(453,196)

(51,554)

(5,336,688)

9,147,271

7,402,486

(231,721)

(1,248,519)

(1,236,597)

5,348,010

(389,276)

66,493

9,036,708

(221,636)

96,254

(2,948,178)

3,058,555

5,383,670

(503,172)

(5,492,034)

17,972,324

6,938,413

—

—

(619,303)

(304,159)

—

—

—

—

—

—

(2,667,488)

(362,611)

—

—

(9,416,467)

(18,089,879)

—

—

(3,286,791)

(666,770)

—

—

(9,416,467)

(18,089,879)

86,196,308

101,241,326

88,745,950

107,976,426

96,620,046

115,099,952

215,732,736

151,331,360

—

—

3,286,791

666,770

—

—

9,416,467

18,089,879

(83,120,184)

(123,624,888)

(93,964,574)

(92,529,674)

(97,029,201)

(114,058,438)

(202,437,037)

(171,517,424)

3,076,124

(22,383,562)

(1,931,833)

16,113,522

(409,155)

1,041,514

22,712,166

(2,096,185)

3,172,378

(25,331,740)

(2,160,069)

20,830,422

(912,327)

(4,450,520)

31,268,023

(13,247,651)

10,754,197

36,085,937

43,007,038

22,176,616

3,855,590

8,306,110

70,189,677

83,437,328

$ 13,926,575

$

10,754,197

$ 40,846,969

$

43,007,038

$

2,943,263

$

3,855,590

$ 101,457,700

$

70,189,677

$

—

$

—

$

52,693

$

312,611

$

—

$

—

$

—

$

—

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

53

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Energy Services Fund

Financial Services Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

(724,648)

$

(838,689)

$

301,738

$

302,842

Net Realized Gain (Loss) on Investments

5,318,870

9,657,085

(2,475,909)

3,185,263

Net Change in Unrealized Appreciation (Depreciation) on Investments

15,361,157

(6,692,881)

(3,591,390)

2,469,827

Net Increase (Decrease) in Net Assets from Operations

19,955,379

2,125,515

(5,765,561)

5,957,932

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

—

(356,724)

(551,120)

Realized Gain on Investments

(4,988,289)

(6,569,274)

(1,965,631)

(1,965,220)

Total Distributions to Shareholders

(4,988,289)

(6,569,274)

(2,322,355)

(2,516,340)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

208,159,435

179,186,685

79,190,928

85,868,908

Value of Shares Purchased through Dividend Reinvestment

4,988,289

6,569,274

2,322,355

2,516,340

Cost of Shares Redeemed

(176,108,208)

(217,123,691)

(106,107,981)

(78,476,024)

Net Increase (Decrease) in Net Assets From Share Transactions

37,039,516

(31,367,732)

(24,594,698)

9,909,224

Net Increase (Decrease) in Net Assets

52,006,606

(35,811,491)

(32,682,614)

13,350,816

NET ASSETS—BEGINNING OF PERIOD

43,910,221

79,721,712

50,190,300

36,839,484

NET ASSETS—END OF PERIOD

$

95,916,827

$

43,910,221

$

17,507,686

$ 50,190,300

Undistributed Net Investment Income—End of Period

$

—

$

—

$

—

$

38,835

54

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Health Care Fund

Internet Fund

Leisure Fund

Precious Metals Fund

Year

Year

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

2007

2006

$

(10,979)

$

(242,781)

$

(42,463)

$

(132,769)

$

(35,731)

$

(14,750)

$

(451,283)

$

(199,783)

1,289,369

2,083,105

(2,185,780)

1,298,775

3,885,473

(280,600)

2,831,069

(158,248)

668,394

(284,078)

637,407

(96,412)

(3,807,495)

4,863,439

5,749,066

6,543,672

1,946,784

1,556,246

(1,590,836)

1,069,594

42,247

4,568,089

8,128,852

6,185,641

—

—

—

—

—

—

—

—

(704,340)

(1,655,023)

—

—

(2,699,704)

(1,244,064)

—

—

(704,340)

(1,655,023)

—

—

(2,699,704)

(1,244,064)

—

—

92,827,139

99,583,702

88,043,421

49,845,898

44,910,850

65,902,349

241,306,780

202,255,388

704,340

1,655,023

—

—

2,699,704

1,244,064

—

—

(98,077,985)

(112,006,276)

(70,895,883)

(62,493,795)

(67,341,016)

(46,732,242)

(220,733,106)

(213,772,035)

(4,546,506)

(10,767,551)

17,147,538

(12,647,897)

(19,730,462)

20,414,171

20,573,674

(11,516,647)

(3,304,062)

(10,866,328)

15,556,702

(11,578,303)

(22,387,919)

23,738,196

28,702,526

(5,331,006)

40,825,257

51,691,585

9,380,555

20,958,858

37,698,974

13,960,778

62,910,039

68,241,045

$ 37,521,195

$

40,825,257

$ 24,937,257

$

9,380,555

$ 15,311,055

$ 37,698,974

$

91,612,565

$

62,910,039

$

—

$

—

$

—

$

—

$

—

$

—

$

—

$

—

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

55

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Retailing Fund

Technology Fund

Year

Year

Year

Year

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

FROM OPERATIONS

Net Investment Income (Loss)

$

(142,319)

$

(76,910)

$

(310,013)

$

(230,779)

Net Realized Gain (Loss) on Investments

4,054,955

69,862

(97,899)

1,022,806

Net Change in Unrealized Appreciation (Depreciation) on Investments

(4,163,479)

2,141,712

2,356,246

39,358

Net Increase (Decrease) in Net Assets from Operations

(250,843)

2,134,664

1,948,334

831,385

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

—

—

—

Realized Gain on Investments

(2,790,535)

(787,401)

—

—

Total Distributions to Shareholders

(2,790,535)

(787,401)

—

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

32,143,772

61,809,702

107,559,082

73,893,194

Value of Shares Purchased through Dividend Reinvestment

2,790,535

787,401

—

—

Cost of Shares Redeemed

(55,548,038)

(53,253,592)

(99,599,978)

(70,654,267)

Net Increase (Decrease) in Net Assets From Share Transactions

(20,613,731)

9,343,511

7,959,104

3,238,927

Net Increase (Decrease) in Net Assets

(23,655,109)

10,690,774

9,907,438

4,070,312

NET ASSETS—BEGINNING OF PERIOD

28,306,370

17,615,596

23,215,273

19,144,961

NET ASSETS—END OF PERIOD

$

4,651,261

$ 28,306,370

$

33,122,711

$ 23,215,273

Undistributed Net Investment Income—End of Period

$

—

$

—

$

—

$

—

56

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

See Notes to Financial Statements.

Telecommunications Fund

Transportation Fund

Utilities Fund

Year

Year

Year

Year

Year

Year

Ended

Ended

Ended

Ended

Ended

Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

$

89,337

$

189,827

$

(28,394)

$

(278,072)

$

903,330

$

798,197

829,644

(564,196)

6,322,992

(1,939,146)

6,950,046

1,047,225

1,033,472

3,515,223

(6,232,420)

1,698,672

(471,010)

7,548,217

1,952,453

3,140,854

62,178

(518,546)

7,382,366

9,393,639

(61,795)

(377,386)

—

—

(965,717)

(1,439,819)

—

(369,517)

(4,179,577)

—

(6,515,265)

(638,278)

(61,795)

(746,903)

(4,179,577)

—

(7,480,982)

(2,078,097)

127,767,300

90,834,218

67,872,597

109,748,402

183,701,392

124,654,699

61,795

746,903

4,179,577

—

7,480,982

2,078,097

(131,276,188)

(77,535,729)

(88,970,860)

(111,058,172)

(197,270,858)

(102,273,074)

(3,447,093)

14,045,392

(16,918,686)

(1,309,770)

(6,088,484)

24,459,722

(1,556,435)

16,439,343

(21,036,085)

(1,828,316)

(6,187,100)

31,775,264

33,337,234

16,897,891

29,549,217

31,377,533

71,718,646

39,943,382

$

31,780,799

$ 33,337,234

$

8,513,132

$

29,549,217

$

65,531,546

$

71,718,646

$

27,542

$

—

$

—

$

—

$

168,848

$

231,235

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

57

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000's

Year Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Banking Fund

December 31, 2007

$32.44

$

.56

$

(9.32)

$

(8.76)

$

(0.88)

$

—

$

(0.88)

$

(9.64)

$22.80

(27.08)%

1.59%

1.85%

405%

$

9,186

December 31, 2006

29.69

.44

2.89

3.33

(.58)

—

(.58)

2.75

32.44

11.25%

1.59%

1.42%

259%

24,348

December 31, 2005

36.29

.44

(1.52)

(1.08)

(.49)

(5.03)

(5.52)

(6.60)

29.69

(2.77)%

1.58%

1.34%

532%

14,580

December 31, 2004

32.50

.35

4.38

4.73

(.11)

(.83)

(.94)

3.79

36.29

14.74%

1.59%

1.02%

884%

21,920

December 31, 2003

24.95

.36

7.52

7.88

(.33)

—

(.33)

7.55

32.50

31.74%

1.65%

1.24%

1,268%

17,115

Basic Materials Fund

December 31, 2007

33.33

.11

11.21

11.32

(.05)

(2.94)

(2.99)

8.33

41.66

33.97%

1.58%

0.28%

244%

95,591

December 31, 2006

27.87

.32

5.90

6.22

(.31)

(.45)

(.76)

5.46

33.33

22.29%

1.60%

1.02%

225%

58,622

December 31, 2005

32.66

.12

.80

.92

(.13)

(5.58)

(5.71)

(4.79)

27.87

4.04%

1.57%

0.41%

364%

28,317

December 31, 2004

27.69

.09

5.58

5.67

(.01)

(.69)

(.70)

4.97

32.66

20.83%

1.59%

0.30%

725%

46,162

December 31, 2003

21.07

.04

6.59

6.63

(.01)

—

(.01)

6.62

27.69

31.46%

1.67%

0.17%

1,175%

44,561

Biotechnology Fund

December 31, 2007

20.66

(.26)

1.17

.91

—

—

—

.91

21.57

4.40%

1.59%

(1.20)%

660%

13,927

December 31, 2006

21.37

(.32)

(.39)

(.71)

—

—

—

(.71)

20.66

(3.32)%

1.59%

(1.48)%

379%

10,754

December 31, 2005

19.31

(.31)

2.37

2.06

—

—

—

2.06

21.37

10.67%

1.66%

(1.59)%

652%

36,086

December 31, 2004

19.10

(.29)

.50

.21

—

—

—

.21

19.31

1.10%

1.59%

(1.51)%

1,169%

6,588

December 31, 2003

13.44

(.28)

5.94

5.66

—

—

—

5.66

19.10

42.11%

1.64%

(1.61)%

1,475%

12,557

Consumer Products Fund

December 31, 2007

36.55

.42

3.69

4.11

(.69)

(2.95)

(3.64)

.47

37.02

11.08%

1.59%

1.10%

260%

40,847

December 31, 2006

31.63

.48

5.03

5.51

(.27)

(.32)

(.59)

4.92

36.55

17.42%

1.59%

1.41%

219%

43,007

December 31, 2005

32.95

.14

(.26)

(.12)

(.17)

(1.03)

(1.20)

(1.32)

31.63

(0.40)%

1.58%

0.42%

357%

22,177

December 31, 2004

29.39

.11

3.78

3.89

(.01)

(.32)

(.33)

3.56

32.95

13.30%

1.59%

0.36%

730%

24,433

December 31, 2003

24.36

.01

5.29

5.30

(.02)

(.25)

(.27)

5.03

29.39

21.86%

1.63%

0.12%

936%

8,818

Electronics Fund

December 31, 2007

14.02

(.11)

(.24)

(.35)

—

—

—

(.35)

13.67

(2.50)%

1.59%

(0.73)%

1,009%

2,943

December 31, 2006

13.68

(.15)

.49

.34

—

—

—

.34

14.02

2.49%

1.59%

(1.02)%

477%

3,856

December 31, 2005

13.17

(.16)

.67

.51

—

—

—

.51

13.68

3.87%

1.62%

(1.24)%

1,136%

8,306

December 31, 2004

16.88

(.20)

(3.51)

(3.71)

—

—

—

(3.71)

13.17

(21.98)%

1.59%

(1.34)%

1,325%

12,289

December 31, 2003

9.94

(.21)

7.15

6.94

—

—

—

6.94

16.88

69.82%

1.65%

(1.51)%

1,264%

27,918

Energy Fund

December 31, 2007

33.14

(.11)

11.01

10.90

—

(4.21)

(4.21)

6.69

39.83

33.22%

1.58%

(0.27)%

217%

101,458

December 31, 2006

39.20

(.13)

5.28

5.15

—

(11.21)

(11.21)

(6.06)

33.14

11.93%

1.59%

(0.31)%

146%

70,190

December 31, 2005

29.68

—§

11.44

11.44

(.01)

(1.91)

(1.92)

9.52

39.20

38.54%

1.59%

(0.01)%

351%

83,437

December 31, 2004

22.45

.01

7.23

7.24

(—)§

(.01)

(.01)

7.23

29.68

32.27%

1.58%

0.04%

542%

60,501

December 31, 2003

18.25

.01

4.19

4.20

—

—

—

4.20

22.45

23.01%

1.66%

0.04%

1,225%

31,832

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000's

Year Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Energy Services Fund

December 31, 2007

$29.79

$

(.34)

$

11.37

$

11.03

$

—

$

(2.15)

$

(2.15)

$

8.88

$38.67

37.10%

1.58%

(0.91)%

193%

$ 95,917

December 31, 2006

30.92

(.37)

4.01

3.64

—

(4.77)

(4.77)

(1.13)

29.79

10.98%

1.59%

(1.08)%

184%

43,910

December 31, 2005

20.85

(.30)

10.37

10.07

—

—

—

10.07

30.92

48.30%

1.61%

(1.17)%

317%

79,722

December 31, 2004

15.59

(.22)

5.48

5.26

—

—

—

5.26

20.85

33.74%

1.58%

(1.19)%

808%

29,316

December 31, 2003

14.38

(.16)

1.37

1.21

—

—

—

1.21

15.59

8.41%

1.65%

(1.13)%

2,691%

7,754

Financial Services Fund

December 31, 2007

32.18

.28

(6.23)

(5.95)

(.66)

(3.61)

(4.27)

(10.22)

21.96

(18.80)%

1.59%

0.90%

525%

17,508

December 31, 2006

29.10

.26

4.59

4.85

(.39)

(1.38)

(1.77)

3.08

32.18

16.73%

1.59%

0.83%

330%

50,190

December 31, 2005

30.38

.28

.67

.95

(.25)

(1.98)

(2.23)

(1.28)

29.10

3.38%

1.59%

0.94%

549%

36,839

December 31, 2004

26.00

.23

4.21

4.44

(.06)

—

(.06)

4.38

30.38

17.12%

1.59%

0.84%

762%

45,180

December 31, 2003

20.19

.14

5.70

5.84

(.03)

—

(.03)

5.81

26.00

28.92%

1.64%

0.61%

2,039%

15,581

Health Care Fund

December 31, 2007

28.41

(.01)

1.73

1.72

—

(.52)

(.52)

1.20

29.61

6.02%

1.59%

(0.02)%

424%

37,521

December 31, 2006

28.17

(.15)

1.59

1.44

—

(1.20)

(1.20)

.24

28.41

5.11%

1.59%

(0.52)%

251%

40,825

December 31, 2005

25.46

(.16)

2.87

2.71

—

—

—

2.71

28.17

10.64%

1.60%

(0.62)%

330%

51,692

December 31, 2004

24.28

(.16)

1.65

1.49

—

(.31)

(.31)

1.18

25.46

6.22%

1.59%

(0.67)%

629%

30,435

December 31, 2003

18.71

(.19)

5.76

5.57

—

—

—

5.57

24.28

29.77%

1.64%

(0.88)%

1,222%

27,880

Internet Fund

December 31, 2007

16.17

(.05)

1.73

1.68

—

—

—

1.68

17.85

10.39%

1.54%

(0.29)%

432%

24,937

December 31, 2006

14.74

(.21)

1.64

1.43

—

—

—

1.43

16.17

9.70%

1.58%

(1.33)%

420%

9,381

December 31, 2005

17.01

(.21)

(.13)

(.34)

—

(1.93)

(1.93)

(2.27)

14.74

(1.38)%

1.61%

(1.36)%

676%

20,959

December 31, 2004

14.68

(.23)

2.56

2.33

—

—

—

2.33

17.01

15.87%

1.58%

(1.49)%

693%

36,922

December 31, 2003

8.93

(.20)

5.95

5.75

—

—

—

5.75

14.68

64.39%

1.65%

(1.59)%

957%

25,101

Leisure Fund

December 31, 2007

26.19

(.04)

(.51)

(.55)

—

(4.42)

(4.42)

(4.97)

21.22

(2.54)%

1.59%

(0.14)%

171%

15,311

December 31, 2006

21.96

(.02)

5.17

5.15

—

(.92)

(.92)

4.23

26.19

23.47%

1.60%

(0.07)%

221%

37,699

December 31, 2005

25.39

(.19)

(1.03)

(1.22)

—

(2.21)

(2.21)

(3.43)

21.96

(4.87)%

1.56%

(0.79)%

369%

13,961

December 31, 2004

20.80

(.17)

5.07

4.90

—

(.31)

(.31)

4.59

25.39

23.86%

1.58%

(0.74)%

663%

51,755

December 31, 2003

15.42

(.08)

5.46

5.38

—

—

—

5.38

20.80

34.89%

1.65%

(0.41)%

1,353%

30,016

Precious Metals Fund

December 31, 2007

12.58

(.10)

2.56

2.46

—

—

—

2.46

15.04

19.55%

1.45%

(0.71)%

268%

91,613

December 31, 2006

10.36

(.03)

2.25

2.22

—

—

—

2.22

12.58

21.43%

1.49%

(0.26)%

228%

62,910

December 31, 2005

8.57

(.02)

1.81

1.79

—

—

—

1.79

10.36

20.89%

1.57%

(0.24)%

308%

68,241

December 31, 2004

9.99

(.05)

(1.37)

(1.42)

—

—

—

(1.42)

8.57

(14.21)%

1.46%

(0.54)%

519%

35,043

December 31, 2003

7.09

(.03)

2.93

2.90

—

—

—

2.90

9.99

40.90%

1.54%

(0.38)%

658%

44,606

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Increase

Net Realized

(Decrease)

NET ASSET

Net

and

in Net Asset

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

Value

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Resulting from

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000's

Year Ended

OF PERIOD

(Loss)†

on Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Retailing Fund

December 31, 2007

$29.78

$

(.24)

$

(2.95)

$

(3.19)

$

—

$

(15.32)

$

(15.32)

$

(18.51)

$11.27

(12.60)%

1.60%

(0.81)%

182%

$ 4,651

December 31, 2006

27.85

(.11)

2.92

2.81

—

(.88)

(.88)

1.93

29.78

10.08%

1.59%

(0.37)%

227%

28,306

December 31, 2005

26.65

(.25)

1.70

1.45

—

(.25)

(.25)

1.20

27.85

5.48%

1.58%

(0.90)%

421%

17,616

December 31, 2004

25.99

(.22)

2.62

2.40

—

(1.74)

(1.74)

.66

26.65

10.06%

1.58%

(0.83)%

609%

20,800

December 31, 2003

19.29

(.25)

7.05

6.80

—

(.10)

(.10)

6.70

25.99

35.27%

1.64%

(1.04)%

785%

15,149

Technology Fund

December 31, 2007

14.74

(.15)

1.68

1.53

—

—

—

1.53

16.27

10.38%

1.56%

(0.91)%

584%

33,123

December 31, 2006

13.92

(.16)

.98

.82

—

—

—

.82

14.74

5.89%

1.59%

(1.09)%

403%

23,215

December 31, 2005

13.50

(.16)

.58

.42

—

—

—

.42

13.92

3.11%

1.62%

(1.21)%

541%

19,145

December 31, 2004

14.88

(.05)

.03

(.02)

—

(1.36)

(1.36)

(1.38)

13.50

1.15%

1.58%

(0.36)%

767%

19,919

December 31, 2003

9.92

(.18)

6.21

6.03

—

(1.07)

(1.07)

4.96

14.88

61.32%

1.64%

(1.39)%

1,302%

20,641

Telecommunications Fund

December 31, 2007

21.91

.05

1.97

2.02

(.04)

—

(.04)

1.98

23.89

9.23%

1.58%

0.20%

295%

31,781

December 31, 2006

18.81

.15

3.52

3.67

(.29)

(.28)

(.57)

3.10

21.91

19.51%

1.59%

0.72%

264%

33,337

December 31, 2005

20.53

.19

.06

.25

—

(1.97)

(1.97)

(1.72)

18.81

1.16%

1.60%

0.98%

362%

16,898

December 31, 2004

18.22

(.02)

2.33

2.31

—

—

—

2.31

20.53

12.68%

1.58%

(0.08)%

809%

30,191

December 31, 2003

13.63

(.03)

4.62

4.59

—

(—)§

(—)§

4.59

18.22

33.68%

1.64%

(0.19)%

974%

14,543

Transportation Fund

December 31, 2007

35.05

(.04)

(2.24)

(2.28)

—

(17.92)

(17.92)

(20.20)

14.85

(8.75)%

1.60%

(0.12)%

284%

8,513

December 31, 2006

32.64

(.24)

2.65

2.41

—

—

—

2.41

35.05

7.38%

1.59%

(0.68)%

249%

29,549

December 31, 2005

31.45

(.19)

2.64

2.45

—

(1.26)

(1.26)

1.19

32.64

8.48%

1.58%

(0.63)%

258%

31,378

December 31, 2004

25.97

(.20)

6.09

5.89

—

(.41)

(.41)

5.48

31.45

22.99%

1.57%

(0.71)%

473%

47,333

December 31, 2003

21.55

(.15)

4.57

4.42

—

—

—

4.42

25.97

20.51%

1.64%

(0.65)%

1,045%

8,032

Utilities Fund

December 31, 2007

22.38

.32

2.59

2.91

(.39)

(2.61)

(3.00)

(.09)

22.29

12.86%

1.58%

1.32%

244%

65,532

December 31, 2006

19.09

.36

3.64

4.00

(.49)

(.22)

(.71)

3.29

22.38

20.96%

1.59%

1.73%

169%

71,719

December 31, 2005

17.34

.34

1.50

1.84

(.09)

—

(.09)

1.75

19.09

10.56%

1.60%

1.80%

342%

39,943

December 31, 2004

14.96

.33

2.24

2.57

(.19)

—

(.19)

2.38

17.34

17.31%

1.57%

2.06%

904%

21,902

December 31, 2003

12.24

.31

2.77

3.08

(.36)

—

(.36)

2.72

14.96

25.40%

1.62%

2.29%

1,491%

13,430

†

Calculated using the average daily shares outstanding for the year.

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

§

Less than $.01 per share.

NOTES TO FINANCIAL STATEMENTS

1.

Organization and Significant Accounting Policies

usually 4:00 p.m., adjusted for any interest accruals and

Organization

financing charges. If the securities comprising the

The Rydex Variable Trust (the “Trust”), a Delaware business

underlying index cease trading before a Fund’s close of

trust, is registered with the SEC under the Investment

business, the index will be fair valued with the use of an

Company Act of 1940 (the “1940 Act”) as a non-diversified,

appropriate market indicator.

open-ended investment company and is authorized to issue

Traditional open-end investment companies (“Mutual

an unlimited number of no par value shares. The Trust offers

Funds”) are valued at their Net Asset Value as of the close

shares of the Funds to insurance companies for their

of business, usually 4:00 p.m., Eastern time, on the valuation variable annuity and variable life insurance contracts.

date. Exchange Traded Funds (“ETFs”) and closed-end

At December 31, 2007, the Trust consisted of fifty-five

investment companies are valued at the last quoted sales

separate Funds: twenty-three Benchmark Funds, one Money

price.

Market Fund, eight Alternative Strategy Funds, seventeen

The value of domestic equity index and credit default swap

Sector Funds, three Essential Portfolio Funds and three CLS

agreements entered into by a Fund is accounted for using

AdvisorOne Funds. This report covers the Sector Funds (the

the unrealized gain or loss on the agreements that is

“Funds”), while the Benchmark Funds, the Money Market

determined by marking the agreements to the last quoted

Fund, the Alternative Strategies Funds, the Essential

value of the index that the swap pertains to at the close of

Portfolio Funds and the CLS AdvisorOne Funds are

the NYSE, usually 4:00 p.m. The swap’s market value is then

contained in separate reports.

adjusted to include dividends accrued, financing charges

Rydex Investments provides advisory, transfer agent and

and/or interest associated with the swap agreements.

administrative services, and accounting services to the Trust.

The value of foreign equity index and currency index swap

Rydex Distributors, Inc. (the “Distributor”) acts as principal agreements entered into by the Funds are accounted for

underwriter for the Trust. Both Rydex Investments and the

using the unrealized gain or loss on the agreements that is

Distributor are affiliated entities.

determined by marking the agreements to the price at which

Significant Accounting Policies

orders are being filled at the close of the NYSE, usually 4:00

p.m. In the event that no order is filled at 4:00 p.m., the

The following significant accounting policies are in conformity security dealer provides a fair value quote at which the swap with U.S. generally accepted accounting principles and are

agreement is valued. The swap’s market value is then

consistently followed by the Trust. All time references are

adjusted to include dividends accrued, financing charges

based on Eastern Time. The information contained in these

and/or interest associated with the swap agreements.

notes may not apply to every Fund in the Trust.

Investments for which market quotations are not readily

A. Equity securities listed on an exchange (New York Stock

available are fair valued as determined in good faith by

Exchange (“NYSE”) or American Stock Exchange) are

Rydex Investments under direction of the Board of Trustees

valued at the last quoted sales price as of the close of

using methods established or ratified by the Board of

business on the NYSE, usually 4:00 p.m. on the valuation

Trustees. These methods include, but are not limited to:

date. Equity securities listed on the NASDAQ market

(i) general information as to how these securities and assets system are valued at the NASDAQ Official Closing Price,

trade; (ii) in connection with futures contracts and options usually as of 4:00 p.m. on the valuation date. Listed options thereupon, and other derivative investments, information as

held by the Trust are valued at the Official Settlement Price to how (a) these contracts and other derivative investments

listed by the exchange, usually as of 4:00 p.m. Over-the-

trade in the futures or other derivative markets, respectively,

Counter options held by the Trust are valued using the

and (b) the securities underlying these contracts and other

average bid price obtained from one or more security

derivative investments trade in the cash market; and (iii)

dealers. The value of futures contracts purchased and sold

other information and considerations, including current

by the Trust is accounted for using the unrealized gain or

values in related markets.

loss on the contracts that is determined by marking the

contracts to their current realized settlement prices.

B. Securities transactions are recorded on the trade date for

Financial futures contracts are valued at the last quoted

financial reporting purposes. Realized gains and losses from sales price, usually as of 4:00 p.m. on the valuation date. In securities transactions are recorded using the identified cost the event that the exchange for a specific futures contract

basis. Proceeds from lawsuits related to investment holdings closes earlier than 4:00 p.m., the futures contract is valued are recorded as realized gains in the respective Fund.

at the Official Settlement Price of the exchange. However,

Dividend income is recorded on the ex-dividend date, net

the underlying securities from which the futures contract

of applicable taxes withheld by foreign countries. Interest

value is derived are monitored until 4:00 p.m. to determine

income, including amortization of premiums and accretion

if fair valuation would provide a more accurate valuation.

of discount, is accrued on a daily basis.

Short-term securities, if any, are valued at amortized cost,

C. Distributions of net investment income and net realized

which approximates market value.

capital gains are recorded on the ex-dividend date and are

Structured notes are valued in accordance with the terms of

determined in accordance with income tax regulations which

their agreement at the value of the underlying index close,

may differ from U.S. generally accepted accounting

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

61

NOTES TO FINANCIAL STATEMENTS (continued)

principles. These differences are primarily due to differing amount of cash equal to the daily fluctuation in value of the treatments for items such as deferral of wash sales and post-

contract. Such receipts or payments are known as variation

October losses and regulated futures contracts and options.

margin and are recorded by the Fund as unrealized gains or

Net investment income and loss, net realized gains and

losses. When the contract is closed, the Fund records a

losses, and net assets are not affected by these differences.

realized gain or loss equal to the difference between the

D. The Funds seek capital appreciation and invest

value of the contract at the time it was opened and the

substantially all of their assets in equity securities of

value at the time it was closed.

companies involved in their sector.

H. The Trust may enter into domestic equity index and

E. When a Fund engages in a short sale of an equity or

domestic currency index swap agreements, which are over-

fixed income security, an amount equal to the proceeds is

the-counter contracts in which one party agrees to make

reflected as an asset and an equivalent liability. The amount periodic payments based on the change in market value of

of the liability is subsequently marked-to-market to reflect a specified equity security, basket of equity securities,

the market value of the short sale. The Fund maintains a

equity index or domestic currency index, in return for

segregated account of cash and/or securities as collateral

periodic payments based on a fixed or variable interest rate for short sales. The Fund is exposed to market risk based on or the change in market value of a different equity security,

the amount, if any, that the market value of the security

basket of equity securities, equity index or domestic

exceeds the market value of the securities in the

currency index. Swap agreements are used to obtain

segregated account. Fees, if any, paid to brokers to borrow

exposure to an equity or market without owning or taking

securities in connection with short sales are considered part physical custody of securities. The swap agreements are

of the cost of short sale transactions. In addition, the Fund marked-to-market daily based upon quotations from market

must pay out the dividend rate of the equity or coupon rate

makers and the change, if any, is recorded as unrealized

of the treasury obligation to the lender and records this as gain or loss. Payments received or made as a result of an

an expense. Short dividends or interest expense is a cost

agreement or termination of the agreement are recognized

associated with the investment objective of short sales

as realized gains or losses.

transactions, rather than an operational cost associated with

The Trust may enter into credit default swap agreements

the day-to-day management of any mutual fund.

where one party, the protection buyer, makes an upfront or

F. Upon the purchase of an option by a Fund, the premium

periodic payment to counterparty, the protection seller, in

paid is recorded as an investment, the value of which is

exchange for the right to receive a contingent payment.

marked-to-market daily. When a purchased option expires,

The maximum amount of the payment may equal the

that Fund will realize a loss in the amount of the cost of the notional amount, at par, of the underlying index or security option. When a Fund enters into a closing sale transaction,

as a result of a related credit event. Upfront payments

that Fund will realize a gain or loss depending on whether

received or made by a Fund, are amortized over the

the proceeds from the closing sale transaction are greater or expected life of the agreement. Periodic payments received

less than the cost of the option. When a Fund exercises a

or paid by a Fund are recorded as realized gains or losses.

put option, that Fund will realize a gain or loss from the sale

The credit default contracts are marked-to-market daily

of the underlying security and the proceeds from such sale

based upon quotations from market makers and the

will be decreased by the premium originally paid. When a

change, if any, is recorded as unrealized gain or loss.

Fund exercises a call option, the cost of the security

Payments received or made as a result of a credit event or

purchased by that Fund upon exercise will be increased by

termination of the contract are recognized, net of a

the premium originally paid. When a Fund writes (sells) an

proportional amount of the upfront payment, as realized

option, an amount equal to the premium received is entered

gains or losses.

in that Fund’s accounting records as an asset and equivalent

I. The Trust may invest in structured notes, which are over-

liability. The amount of the liability is subsequently marked-

the-counter contracts linked to the performance of an

to-market to reflect the current value of the option written.

underlying benchmark such as interest rates, equity

When a written option expires, or if a Fund enters into a

markets, equity indices, commodities indices, corporate

closing purchase transaction, that Fund realizes a gain (or

credits or foreign exchange markets. A structured note is a

loss if the cost of a closing purchase transaction exceeds the type of bond in which an issuer borrows money from

premium received when the option was sold).

investors and pays back the principal, adjusted for

G. The Trust may enter into stock and bond index futures

performance of the underlying benchmark, at a specified

contracts and options on such futures contracts. Futures

maturity date. In addition, the contract may require periodic contracts are contracts for delayed delivery of securities at a interest payments. Structured notes are used to obtain

specified future delivery date and at a specific price. Upon exposure to a market without owning or taking physical

entering into a contract, a Fund deposits and maintains as

custody of securities or commodities. Fluctuations in value

collateral such initial margin as required by the exchange on of the structured notes are recorded as unrealized gains and which the transaction is effected. Pursuant to the contract,

losses in the accompanying financial statements. Coupon

the Fund agrees to receive from or pay to the broker an

payments are recorded as income while net payments are

recorded as net realized gains or losses.

62

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

J. Investment securities and other assets and liabilities

to varying degrees, elements of market risk and risks in

denominated in foreign currencies are translated into U.S.

excess of the amounts recognized in the Statements of

dollar amounts at the date of valuation. Purchases and sales

Assets and Liabilities.

of investment securities and income and expense items

Throughout the normal course of business, the Funds enter

denominated in foreign currencies are translated into U.S.

into contracts that contain a variety of representations and dollar amounts on the respective dates of such transactions.

warranties which provide general indemnifications. The

The Trust does not isolate that portion of the results of

Funds’ maximum exposure under these arrangements is

operations resulting from changes in foreign exchange rates

unknown, as this would involve future claims that may be

on investments from the fluctuations arising from changes in made against the Funds and/or their affiliates that have not market prices of securities held. Such fluctuations are

yet occurred. However, based on experience, the Funds

included with the net realized and unrealized gain and loss

expect the risk of loss to be remote.

from investments.

Short sales are transactions in which a Fund sells an equity

Reported net realized foreign exchange gains or losses arise or fixed income security it does not own. If the security sold from sales of foreign currencies and currency gains or losses short decreases in price between the time the Fund sells the realized between the trade and settlement dates on

security and closes its short position, that Fund will realize a investment transactions. Net unrealized exchange gains and

gain on the transaction. Conversely, if the security increases losses arise from changes in the fair values of assets and

in price during the period, that Fund will realize a loss on liabilities other than investments in securities at the fiscal the transaction. The risk of such price increases is the

period end, resulting from changes in exchange rates.

principal risk of engaging in short sales.

K. The Trust may enter into forward currency contracts

The risk associated with purchasing options is limited to the primarily to hedge against foreign currency exchange rate

premium originally paid. The risk in writing a covered call

risks on its non-U.S. dollar denominated investment

option is that a Fund may forego the opportunity for profit

securities. When entering into a forward currency contract, a if the market price of the underlying security increases and

Fund agrees to receive or deliver a fixed quantity of foreign the option is exercised. The risk in writing a covered put

currency for an agreed-upon price on an agreed future date.

option is that a Fund may incur a loss if the market price of

These contracts are valued daily and the corresponding

the underlying security decreases and the option is

unrealized gain or loss on the contracts, as measured by the exercised. In addition, there is the risk that a Fund may not difference between the forward foreign exchange rates at

be able to enter into a closing transaction because of an

the dates of entry into the contracts and the forward rates at illiquid secondary market or, for over-the-counter options,

the reporting date, is included in the Statement of Assets

because of the counterparty’s inability to perform.

and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation

L. The Funds may also purchase American Depository

between movements in the price of the instruments and the

Receipts, U.S. Government securities, and enter into

price of the underlying securities. In addition, there is the repurchase agreements.

risk that a Fund may not be able to enter into a closing

M. The Funds may leave cash overnight in their cash

transaction because of an illiquid secondary market.

account with the custodian, U.S. Bank. Periodically, a Fund

There are several risks associated with the use of structured may have cash due to custodian bank as an overdraft

notes. Structured securities are leveraged, thereby

balance. A fee is incurred on this overdraft, calculated by

providing an exposure to the underlying benchmark of

multiplying the overdraft by a rate based on the federal

three times the face amount and increasing the volatility of funds rate.

each note relative to the change in the underlying linked

N. The preparation of financial statements in conformity

financial instrument. A highly liquid secondary market may

with U.S. generally accepted accounting principles requires

not exist for the structured notes a Fund invests in, which

management to make estimates and assumptions that affect

may make it difficult for that Fund to sell the structured

the reported amount of assets and liabilities and disclosure notes it holds at an acceptable price or to accurately value of contingent assets and liabilities at the date of the

them. In addition, structured notes are subject to the risk

financial statements and the reported amounts of revenues

that the counterparty to the instrument, or issuer, might not and expenses during the reporting period. Actual results

pay interest when due or repay principal at maturity of the

could differ from these estimates.

obligation. Although the Trust will not invest in any

2.

Financial Instruments

structured notes unless Rydex Investments believes that the

issuer is creditworthy, a Fund does bear the risk of loss of

As part of its investment strategy, the Trust may utilize

the amount expected to be received in the event of the

short sales and a variety of derivative instruments,

default or bankruptcy of the issuer.

including options, futures, options on futures, structured

notes, and swap agreements. These investments involve,

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

63

NOTES TO FINANCIAL STATEMENTS (continued)

There are several risks associated with the use of swap

Rydex Investments provides transfer agent and administrative agreements that are different from those associated with

services to the Funds for fees calculated at an annualized

ordinary portfolio securities transactions, due to the fact

rate of 0.25% of the average daily net assets of each of

that they could be considered illiquid. Although the Trust

the Funds.

will not enter into any swap agreement unless Rydex

Rydex Investments also provides accounting services to the

Investments believes that the other party to the transaction

Trust for fees calculated at an annualized rate of 0.10% on

is creditworthy, the Funds bear the risk of loss of the

the first $250 million of the average daily net assets, 0.075%

amount expected to be received under a swap agreement

on the next $250 million of the average daily net assets,

in the event of the default or bankruptcy of the agreement

0.05% on the next $250 million of the average daily net

counterparty.

assets, and 0.03% on the average daily net assets over $750

There are several risks associated with credit default swaps.

million of each Fund.

Credit default swaps involve the exchange of a fixed-rate

Rydex Investments engages external service providers to

premium for protection against the loss in value of an

perform other necessary services to the Trust, such as

underlying debt instrument in the event of a defined credit

accounting and auditing related services, legal services,

event (such as payment default or bankruptcy). Under the

printing and mailing, etc. on a pass-through basis. Such

terms of the swap, one party acts as a “guarantor,”

expenses vary from Fund to Fund and are allocated to the

receiving a periodic payment that is a fixed percentage

Funds based on relative net assets. Organizational and

applied to a notional principal amount. In return, the party setup costs for new Funds are paid by the Trust.

agrees to purchase the notional amount of the underlying

instrument, at par, if a credit event occurs during the term

The Trust has adopted an Investor Services Plan for which

of the swap. A Fund may enter into credit default swaps in

the Distributor and other firms that provide shareholder

which that Fund or its counterparty acts as guarantor. By

services (“Service Providers”) may receive compensation.

acting as the guarantor of a swap, that Fund assumes the

The Trust will pay fees to the Distributor at an annual rate market and credit risk of the underlying instrument,

not to exceed 0.25% of average daily net assets. The

including liquidity and loss of value.

Distributor, in turn, will compensate Service Providers for

providing such services, while retaining a portion of such

In conjunction with the use of short sales, options, futures,

payments to compensate itself for shareholder services it

options on futures, and swap agreements, the Funds are

performs.

required to maintain collateral in various forms. The Funds

use, where appropriate, depending on the financial

Certain officers and trustees of the Trust are also officers of instrument utilized and the broker involved, margin deposits

Rydex Investments.

at the broker, cash and/or securities segregated at the

4.

Federal Income Tax Information

custodian bank, discount notes, or the repurchase

agreements allocated to each Fund.

The Funds intend to comply with the provisions of

Subchapter M of the Internal Revenue Code applicable to

The risks inherent in the use of short sales, options, futures regulated investment companies and will distribute

contracts, options on futures contracts, structured notes,

substantially all net investment income and capital gains to and swap agreements, include i) adverse changes in the

shareholders. Therefore, no Federal income tax provision

value of such instruments; ii) imperfect correlation between has been recorded.

the price of the instruments and movements in the price of

the underlying securities, indices, or futures contracts; iii)

Income and capital gain distributions are determined in

the possible absence of a liquid secondary market for any

accordance with Federal income tax regulations, which may

particular instrument at any time; and iv) the potential of

differ from U.S. generally accepted accounting principles.

counterparty default. The Trust has established strict

These differences are primarily due to differing treatments

counterparty credit guidelines and enters into transactions

for derivatives, foreign currency transactions, losses

only with financial institutions of investment grade or better.

deferred due to wash sales, losses deferred due to post-

October losses, and excise tax regulations.

3.

Fees And Other Transactions With Affiliates

Permanent book and tax basis differences, if any, relating to

Under the terms of an investment advisory contract, the

shareholder distributions will result in reclassifications to

Trust pays Rydex Investments investment advisory fees

paid-in capital. This includes net operating losses not utilized calculated at an annualized rate of 0.85% of the average

during the current period and capital loss carry forward

daily net assets of each of the Funds, except the Precious

expired. These reclassifications have no effect on net assets

Metals Fund, which is 0.75% of the average daily net assets.

or net asset values per share. Any taxable gain remaining

at fiscal year end is distributed in the following year.

64

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year. Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2007, the following Funds offset net realized capital gains with capital losses from previous years:

Fund

Amount

Banking Fund

$

44,741

Internet Fund

310,768

Precious Metals Fund

3,647,915

Telecommunications Fund

21,714

Transportation Fund

337,822

The tax character of distributions paid during 2007 was as follows:

Ordinary

Long-Term

Return of

Total

Fund

Income

Capital Gain

Capital

Distributions

Banking Fund

$

264,031

$

—

$

—

$

264,031

Basic Materials Fund

3,917,113

2,503,205

—

6,420,318

Biotechnology Fund

—

—

—

—

Consumer Products Fund

2,278,448

1,008,343

—

3,286,791

Electronics Fund

—

—

—

—

Energy Fund

218,328

9,198,139

—

9,416,467

Energy Services Fund

124,501

4,863,788

—

4,988,289

Financial Services Fund

1,354,485

472,030

495,840

2,322,355

Health Care Fund

669,151

35,189

—

704,340

Internet Fund

—

—

—

—

Leisure Fund

2,084,487

615,217

—

2,699,704

Precious Metals Fund

—

—

—

—

Retailing Fund

909,107

1,881,428

—

2,790,535

Technology Fund

—

—

—

—

Telecommunications Fund

61,795

—

—

61,795

Transportation Fund

—

4,179,577

—

4,179,577

Utilities Fund

4,017,476

3,463,506

—

7,480,982

The tax character of distributions paid during 2006 was as follows:

Ordinary

Long-Term

Total

Fund

Income

Capital Gain

Distributions

Banking Fund

$

400,775

$

—

$

400,775

Basic Materials Fund

650,459

479,742

1,130,201

Biotechnology Fund

—

—

—

Consumer Products Fund

576,317

90,453

666,770

Electronics Fund

—

—

—

Energy Fund

8,102,643

9,987,236

18,089,879

Energy Services Fund

352,839

6,216,435

6,569,274

Financial Services Fund

2,321,852

194,488

2,516,340

Health Care Fund

1,655,023

—

1,655,023

Internet Fund

—

—

—

Leisure Fund

803,877

440,187

1,244,064

Precious Metals Fund

—

—

—

Retailing Fund

200,751

586,650

787,401

Technology Fund

—

—

—

Telecommunications Fund

746,903

—

746,903

Transportation Fund

—

—

—

Utilities Fund

1,439,819

638,278

2,078,097

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

65

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2007, was as follows:

Undistributed

Undistributed

Net Unrealized

Ordinary

Long-Term

Appreciation/

Capital Loss

Fund

Income

Capital Gain

Depreciation

Carryforward

Banking Fund

$

31,117

$

—

$ (1,452,335)

$

(470,556)2

Basic Materials Fund

1,786,119

549,396

17,608,541

—

Biotechnology Fund

—

—

191,511

(4,995,559)3

Consumer Products Fund

208,803

567,319

3,797,748

—

Electronics Fund

—

—

(304,985)

(9,787,465)3

Energy Fund

1,012,934

370,013

28,187,390

—

Energy Services Fund

2,132,477

691,633

27,627,065

—

Financial Services Fund

—

—

(1,396,525)

(1,122,489)1

Health Care Fund

777,941

1,033,100

2,981,642

—

Internet Fund

—

—

(707,591)

(384,202)2

Leisure Fund

117,360

779,696

1,597,509

—

Precious Metals Fund

—

—

18,135,145

(935,222)2

Retailing Fund

—

43,364

467,896

—

Technology Fund

1,726,089

12,082

1,060,599

—

Telecommunications Fund

1,453,922

1,141,718

3,212,730

—

Transportation Fund

—

426,402

364,359

—

Utilities Fund

441,479

174,096

10,199,389

—

Capital Loss Carryforward amounts may be limited due to Treasury Regulations.

1 Expires in 2015.

2 Expires in 2013.

3 Biotechnology Fund: $608,485 expires in 2010, $1,880,980 expires in 2012, $739,559 expires in 2013, $1,048,743 expires in 2014, and $717,792 expires in 2015.

Electronics Fund: $324,070 expires in 2010, $549,313 expires in 2012, $1,309,130 expires in 2013, $6,193,088 expires in 2014, and $1,411,864 expires in 2015.

At December 31, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Banking Fund

$12,898,170

$

—

$(1,452,335)

$

(1,452,335)

Basic Materials Fund

98,932,696

18,869,081

(1,260,540)

17,608,541

Biotechnology Fund

17,857,030

578,592

(387,081)

191,511

Consumer Products Fund

40,064,123

3,883,405

(85,657)

3,797,748

Electronics Fund

3,959,598

—

(304,985)

(304,985)

Energy Fund

90,650,112

29,022,396

(835,006)

28,187,390

Energy Services Fund

93,713,465

28,228,861

(601,796)

27,627,065

Financial Services Fund

22,438,415

239,697

(1,636,222)

(1,396,525)

Health Care Fund

39,586,776

3,589,762

(608,120)

2,981,642

Internet Fund

31,240,984

229,179

(936,770)

(707,591)

Leisure Fund

16,753,855

1,998,787

(401,278)

1,597,509

Precious Metals Fund

98,332,153

18,789,521

(654,376)

18,135,145

Retailing Fund

5,034,906

593,434

(125,538)

467,896

Technology Fund

38,002,598

2,402,270

(1,341,671)

1,060,599

Telecommunications Fund

34,208,807

4,299,157

(1,086,427)

3,212,730

Transportation Fund

9,963,710

1,026,731

(662,372)

364,359

Utilities Fund

64,982,127

10,199,389

—

10,199,389

66

|

THE RYDEX VARIABLE TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5.

Repurchase Agreements

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Trust’s custodian and is evaluated daily to ensure that its market value exceeds by, at a minimum, 102% of the delivery value of the repurchase agreement at maturity. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of December 31, 2007, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Mizuho Financial Group, Inc.

1.40% due 01/02/08

$100,000,000

$100,000,000

$100,007,778

Morgan Stanley

1.20% due 01/02/08

100,000,000

100,000,000

100,006,667

UBS Financial Services, Inc.

1.14% due 01/02/08

100,000,000

100,000,000

100,006,333

Lehman Brothers Holdings, Inc.

1.00% due 01/02/08

76,214,183

76,214,183

76,218,418

$376,214,183

$376,239,196

As of December 31, 2007, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

11/15/08 - 11/15/16

3.375% - 4.750%

$193,110,000

$197,169,227

TIP Notes

01/15/09 - 07/15/17

1.875% - 4.250%

141,445,000

165,690,117

Federal Home Loan Bank

08/05/09 - 09/09/16

5.000% - 5.375%

7,755,000

8,203,002

TIP Bonds

01/15/25

2.375%

5,920,000

6,890,030

Federal Discount Note

02/29/08

0.000%

3,950,000

3,922,350

U.S. Treasury Bills

02/14/08 - 02/21/08

0.000%

1,883,000

1,875,790

$383,750,516

In the event of counterparty default, the Trust has the right to collect the collateral to offset losses incurred. There is potential loss to the Trust in the event the Trust is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Trust seeks to assert its rights. The

Trust’s investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the credit-

worthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate potential risks.

6.

Securities Transactions

During the year ended December 31, 2007, the cost of purchases and sales from investment securities, excluding short-term and temporary cash investments, were:

Basic

Biotech-

Consumer

Energy

Banking

Materials

nology

Products

Electronics

Energy

Services

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$

51,840,380

$214,635,560

$

80,857,889

$87,466,765

$

86,162,342

$181,446,387

$181,588,066

Sales

$

63,981,650

$196,074,699

$

77,941,624

$92,283,984

$

86,576,773

$168,490,400

$150,442,058

Financial

Health

Precious

Services

Care

Internet

Leisure

Metals

Retailing

Technology

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$180,249,024

$185,792,889

$

80,156,246

$45,202,597

$192,052,432

$

33,295,900

$203,163,091

Sales

$206,617,295

$191,044,552

$

63,174,573

$67,561,317

$172,145,792

$

56,737,039

$195,533,964

Telecommu-

Transpor-

nications

tation

Utilities

Fund

Fund

Fund

Purchases

$130,848,257

$

67,040,855

$166,329,893

Sales

$134,349,925

$

88,097,056

$178,955,410

THE RYDEX VARIABLE TRUST ANNUAL REPORT

|

67

NOTES TO FINANCIAL STATEMENTS (continued)

7.

Share Transactions

The Trust is authorized to distibute an unlimited number of no par value shares. Transactions in shares for the years presented were:

Purchased through

Net Shares

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

Year Ended

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

December 31,

2007

2006

2007

2006

2007

2006

2007

2006

Banking Fund

1,845,752

1,815,362

11,231

12,647

(2,204,564)

(1,568,504)

(347,581)

259,505

Basic Materials Fund

5,190,655

4,052,298

154,149

33,458

(4,808,890)

(3,342,920)

535,914

742,836

Biotechnology Fund

3,990,446

4,689,808

—

—

(3,865,363)

(5,858,197)

125,083

(1,168,389)

Consumer Products Fund

2,294,742

3,163,231

87,391

18,313

(2,455,664)

(2,705,761)

(73,531)

475,783

Electronics Fund

6,529,568

7,828,397

—

—

(6,589,223)

(8,160,471)

(59,655)

(332,074)

Energy Fund

5,614,940

3,541,676

242,255

522,678

(5,427,952)

(4,074,714)

429,243

(10,360)

Energy Services Fund

5,771,123

5,147,643

130,277

209,346

(4,895,054)

(6,461,195)

1,006,346

(1,104,206)

Financial Services Fund

2,645,597

2,765,913

103,354

79,205

(3,511,041)

(2,551,604)

(762,090)

293,514

Health Care Fund

3,090,996

3,512,906

23,261

58,255

(3,283,734)

(3,969,488)

(169,477)

(398,327)

Internet Fund

4,841,463

3,248,938

—

—

(4,024,787)

(4,090,703)

816,676

(841,765)

Leisure Fund

1,694,357

2,699,093

123,953

47,592

(2,536,595)

(1,942,702)

(718,285)

803,983

Precious Metals Fund

17,782,601

16,881,002

—

—

(16,689,984)

(18,466,236)

1,092,617

(1,585,234)

Retailing Fund

1,126,720

2,119,692

238,507

26,194

(1,903,105)

(1,827,722)

(537,878)

318,164

Technology Fund

6,680,204

5,204,228

—

—

(6,219,761)

(5,004,676)

460,443

199,552

Telecommunications Fund

5,213,399

4,358,934

2,537

34,356

(5,406,876)

(3,770,580)

(190,940)

622,710

Transportation Fund

1,928,033

3,109,837

269,129

—

(2,466,872)

(3,228,069)

(269,710)

(118,232)

Utilities Fund

7,620,878

6,017,977

331,751

92,980

(8,217,534)

(4,998,132)

(264,905)

1,112,825

NOTES TO FINANCIAL STATEMENTS (continued)

8.

Portfolio Securities Loaned

The Trust may lend its securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Trust acts as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Trust receives cash collateral, valued at 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the Trust’s securities lending agreement with U.S. Bank,

cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At December 31, 2007, the cash collateral investments consisted of mutual funds. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Trust could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Trust has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral, its rates, and maturities:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

139,917,251

$ 139,917,251

Total Mutual Fund

$139,917,251

At December 31, 2007, the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Banking Fund

$ 2,232,478

$ 2,153,688

Basic Materials Fund

20,976,254

20,004,223

Biotechnology Fund

4,092,845

3,870,308

Consumer Products Fund

2,859,901

2,760,783

Electronics Fund

681,815

647,560

Energy Fund

17,299,779

16,652,261

Energy Services Fund

25,285,475

24,276,396

Financial Services Fund

3,413,726

3,313,379

Health Care Fund

5,069,100

4,887,865

Internet Fund

5,718,672

5,377,599

Leisure Fund

3,062,987

2,933,748

Precious Metals Fund

24,965,966

23,402,023

Retailing Fund

873,568

832,801

Technology Fund

5,974,778

5,708,546

Telecommunications Fund

5,825,031

5,465,706

Transportation Fund

1,812,172

1,736,676

Utilities Fund

9,772,704

9,404,326

THE RYDEX VARIABLE TRUST ANNUAL REPORT

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69

NOTES TO FINANCIAL STATEMENTS (concluded)

9.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for

Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December

15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on June 29, 2007. There is no material impact to the financial statements or disclosures thereto as a result of the adopting of this pronouncement.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2004 to 2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances,

but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

10.

Subsequent Event

At the close of business on January 17, 2008, Rydex NV, Inc., comprised of Rydex Investments, together with several other Rydex entities, was acquired by Security Benefit Corporation (“Security Benefit”), a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, government, institutional, and qualified plan markets (the

“Transaction”). As a result of the Transaction’s completion, Rydex Investments and the Distributor are wholly-owned subsidiaries of

Security Benefit. While the Transaction has no material impact on the Funds or their shareholders, it resulted in a change of control of Rydex Investments, which in turn caused the termination of the investment advisory agreement between Rydex

Investments and the Funds.

A new investment advisory agreement between Rydex Investments and the Funds was approved under substantially the same terms as the previous investment advisory agreement (the “New Agreement”). This New Agreement was approved by shareholders, via proxy, and took effect upon the closing of the Transaction.

The Transaction has no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex Investments under the New Agreement, or the persons responsible for the management of the Funds.

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Variable Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund,

Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals

Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (seventeen series of

Rydex Variable Trust, hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the

United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company

Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis,

evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers,

provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 25, 2008

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71

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the ordinary income distributions paid during the year, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund

% Qualifying

Banking Fund

75.87%

Basic Materials Fund

19.40%

Consumer Products Fund

28.51%

Energy Services Fund

20.18%

Financial Services Fund

22.28%

Leisure Fund

15.44%

Retailing Fund

12.78%

Telecommunications Fund

26.15%

Utilities Fund

40.53%

The Funds’ distributions to shareholders, as finally determined, included:

Basic

Consumer

Energy

Materials

Products

Energy

Services

Fund

Fund

Fund

Fund

From short-term capital gains:

$3,801,577

$1,659,145

$

218,328

$

124,501

From long-term capital gains,

subject to the 15% rate gains category:

2,503,205

1,008,343

9,198,139

4,863,788

Financial

Health

Services

Care

Leisure

Retailing

Fund

Fund

Fund

Fund

From short-term capital gains:

$1,013,912

$

669,151

$2,084,487

$

928,153

From long-term capital gains,

subject to the 15% rate gains category:

472,030

35,189

615,217

1,881,428

Return of Capital:

495,840

Transportation

Utilities

Fund

Fund

From short-term capital gains:

$

—

$3,051,759

From long-term capital gains,

subject to the 15% rate gains category:

4,179,577

3,463,506

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the

Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended

June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the

SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement be specifically approved by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

of the advisory agreement. In addition, the Securities and Exchange Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Rydex Variable Trust Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between Rydex

Variable Trust (the “Trust”) and PADCO Advisors II, Inc., which does business under the name Rydex Investments (“Rydex

Investments”), (the “Current Agreements”) with respect to existing funds in the Trust, including the funds discussed in this Annual

Report (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agreements pursuant to which Rydex

Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by Rydex Investments, including information about

Rydex Investments’ affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements. In addition, the Independent

Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of fund management, and participate in question and answer sessions with representatives of Rydex Investments.

At a Special Meeting of the Board held on July 10, 2007, and subsequently, during the Board’s regular quarterly meeting held on

August 27 and 28, 2007 (the “Annual Renewal Meeting” and together with the July 10, 2007 Meeting, the “Meetings”), the

Board considered and voted in favor of new investment advisory agreements for Rydex Variable Trust (each, a “New Agreement”

and collectively, the “New Agreements”), which, subject to their approval by each Fund’s shareholders, will enable Rydex

Investments to continue to serve as investment adviser to each Fund after the completion of the acquisition of Rydex Investments’

parent, Rydex Holdings, Inc. (the “Transaction”). During the Annual Renewal Meeting, the Board also considered and approved the selection of Rydex Investments and the continuance of the Current Agreements for an additional one-year period or until the closing of the Transaction, based on its review of qualitative and quantitative information provided by Rydex Investments.

Board Considerations in Approving the New Investment Advisory Agreements and the Continuation of the Current

Investment Advisory Agreements

In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex Investments’ brokerage practices

(including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex Investments’ policies on and compliance procedures for personal securities transactions; (j) Rydex Investments’ reputation, expertise and resources in domestic financial markets; and (k) Fund performance compared with similar mutual funds. Certain of these considerations are discussed in more detail below.

In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-

important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current

Agreements and New Agreements were fair and reasonable; (b) concluded that Rydex Investments’ fees were reasonable in light of the services that Rydex Investments provides to the Funds; (c) agreed to renew each Current Agreement for an additional one-

year term; and (d) agreed to approve the New Agreements for an initial term of two years. In approving the New Agreements and the continuation of the Current Agreements at the Annual Renewal Meeting, the Board, including the Independent Trustees,

advised by independent counsel, considered the factors discussed below.

Nature, Extent, and Quality of Services Provided by Rydex Investments

At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under each Current Agreement and noted that there would be no significant differences between the scope of services required to be provided by Rydex Investments for the past year and the scope of services required to be provided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by

Rydex Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex

Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding the portfolio management and compliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition

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73

OTHER INFORMATION (Unaudited) (continued)

to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strategies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board considered and determined that the advisory fees charged under the Current Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated

ETF does not alleviate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. The Board also noted the substantial volume of portfolio trades and shareholder transaction activity, in general, processed by

Rydex Investments due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have consistently met their investment objectives since their respective inception dates. Based on this review, the Board concluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the Current Agreements were appropriate and continued to support the Board’s original selection of

Rydex Investments as investment adviser to the Funds.

Fund Expenses and Performance of the Funds and Rydex Investments

At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act determined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is generally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical information prepared by Rydex Investments relating to the performance of each Fund, as well as each Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar investment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the

Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Agreements.

Costs of Services Provided to the Funds and Profits Realized by Rydex Investments and its Affiliates

At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex

Investments based on the advisory fees payable under the Current Agreements for the last calendar year. Rydex

Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to

Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the

Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’

profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex

Investments and its affiliates under the Current Agreements and from other relationships between the Funds and

Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Economies of Scale

In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels.

The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the

Funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitability as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

Other Benefits to Rydex Investments and/or its Affiliates

At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review,

the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to the Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the Funds’

shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

Additional Considerations in Approving the New Agreements

On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of Rydex Investments for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that

Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that Rydex Investments provide the Board with additional information pertaining to the effect of the proposed change of control on Rydex Investments’ personnel and operations and the terms of the New Agreements. Rydex Investments presented its response to the Board’s request for additional information prior to and at a Special Meeting of the Boards of Trustees held on July 10, 2007. Rydex Investments provided the Board with oral and written information to help the Board evaluate the impact of the change of control on Rydex

Investments, Rydex Investments’ ability to continue to provide investment advisory services to the Funds under the New

Agreements, and informed the Board that the contractual rate of Rydex Investments’ fees will not change under the New

Agreements. Rydex Investments also affirmed that the terms of the New Agreements were the same in all material respects to those of the Current Agreements.

The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board determined that the terms of the New Agreements set forth materially similar rights, duties and obligations on Rydex Investments with regard to the services to be provided to the Trust, and provided at least the same level of protection to the Trust, the Funds and the

Funds’ shareholders as the Current Agreements. The Board also noted that Rydex Investments’ fees for their services to the Funds under each New Agreement would be the same as their fees under the corresponding Current Agreement. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements,

as discussed above, were equally relevant to their approval of the New Agreements along with the additional factors relevant to the proposed change in control discussed below.

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75

OTHER INFORMATION

(Unaudited)

(concluded)

Nature, Extent and Quality of Services Provided by Rydex Investments; Performance of the Funds

The Board noted that Rydex Investments was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to Rydex Investments. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with Rydex Investments following the

Transaction and that the investment and management services provided to the Funds by Rydex Investments will not change. The Board also considered Rydex Investments’ and Security Benefit’s representations to the Board that

Security Benefit intends for Rydex Investments to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of Rydex Investments, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by Rydex Investments to the Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by Rydex Investments and its affiliates or the future performance of the Funds.

Fund Expenses

The Board also considered the fact that the fees payable to Rydex Investments and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the

Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New

Agreements. More detailed information regarding the fees under the New Agreements is contained in the Proxy

Statement and accompanying materials dated September 6, 2007.

Costs of Services Provided to the Funds and Profits Realized by Rydex Investments and its Affiliates

Because Rydex Investments’ fees under the New Agreements are the same as those assessed under the Current

Agreements, the Board concluded that the profits to be realized by Rydex Investments and its affiliates under the New

Agreements and from other relationships between the Funds and Rydex Investments and/or its affiliates, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect Rydex Investments’ future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

Economies of Scale

The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

147

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005 to

present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of

Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

147

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of

Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic

Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital Partners

SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex Investments and

Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

139

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

139

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management Company,

registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield Management

Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

139

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

Werner E. Keller

Rydex Series Funds - 2005

139

Trustee (1940)

Rydex Variable Trust - 2005

Rydex Dynamic Funds - 2005

Rydex ETF Trust - 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

Year of Birth

(Year Began)

Funds Overseen

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

139

Trustee (1960)

Rydex Variable Trust - 2005

Rydex Dynamic Funds - 2005

Rydex ETF Trust - 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

139

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

139

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

Year of Birth

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex

Variable

Chief Compliance Officer and Secretary (1966)

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President of

Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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THE RYDEX VARIABLE TRUST ANNUAL REPORT

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVASECF-ANN-2-1207x1208